                                                               Tax-Free USA Fund
                                                           Tax-Free Insured Fund
                                                  Tax-Free USA Intermediate Fund
                                         National High Yield Municipal Bond Fund

(various photos demonstrating service and guidance,

professional management and goals)



                                                                            1998
                                                                          Annual
FOR TAX-EXEMPT INCOME                                                     Report



DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include municipal bond mutual funds.

Headquartered in Philadelphia with an international affiliate in London, the Delaware organization is one of the nation's leading municipal bond fund managers.

Delaware Investments manages more than $40 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of tax-advantaged equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for single and multiple-manager variable annuities and closed-end funds.

Delaware's Tax-Advantaged
Investment Line-up
o Tax-Efficient Equity Fund
o Municipal bond funds in 19 states
o Four national tax-exempt bond funds
o Tax-Free Money Fund

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


(Photo of Keyboard)

(Photo of illustration from Tax-Exempt Income Brochure)

Fund Objectives
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
       To seek as high a level of current income exempt from federal income tax as is available from municipal bonds and as is consistent with prudent investment management and preservation of capital.

National High Yield Municipal Bond Fund
       To seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium and lower grade municipal obligations.

Table of Contents
       Letter to Shareholders                   Page  1
       Portfolio Managers' Review               Page  3
       Tax-Free USA Fund                        Page  4
       Tax-Free Insured Fund                    Page  5
       Tax-Free USA Intermediate Fund           Page  6
       National High Yield
         Municipal Bond Fund                    Page  7
       Performance Summary                      Page 10
       Statements of Net Assets                 Page 13
       Financial Highlights                     Page 26

tax-exempt
income

tradition
                                                                 for tax-exempt
                                                                     income

                                                                       1



September 8, 1998

Dear Shareholder:

   FISCAL 1998 WAS A CHALLENGING BUT rewarding time for Delaware Investments' four national municipal bond funds. Tax-exempt bonds provided attractive returns during a period of increased stock market volatility and global economic uncertainty.
   Since August 1997, municipal bond supplies have increased substantially in many states, with education, health care and transportation issues leading the way. This provided the Funds' portfolio managers ample opportunity to select bonds with attractive yields, total return potential and favorable credit characteristics.
   We have changed National High Yield Municipal Bond Fund's fiscal year end to August 31 to match the fiscal year end of Delaware Investments' three other national municipal bond funds. This alignment will give you an opportunity to easily review the performance of each Fund in one combined annual report each November. Semi-annual reports will be provided by early May.
   We are pleased to say that the total returns of National High Yield Municipal Bond Fund and Tax-Free USA Intermediate Fund outpaced that of their respective unmanaged benchmarks and peer group averages for the 12 months ended August 31, 1998, as shown below (for Class A shares at net asset value with distributions reinvested). In fiscal 1998, the total return of Tax-Free USA Fund was the highest since fiscal 1993 (for Class A shares at net asset value with distributions reinvested).
   On the pages that follow, the Funds' portfolio managers - Patrick P. Coyne and Mitchell L. Conery -- explain the steps they


                                   For bond
                                   investors, the
                                   U.S. economic
                                   environment has
                                   been close to ideal.

CUMULATIVE TOTAL RETURN

----------------------------------------------------------------------------------------------------------
                                                            Six Months Ended             12 Months Ended
                                                             August 31, 1998             August 31, 1998
----------------------------------------------------------------------------------------------------------
Tax-Free USA Fund A Class                                   +3.03%                     +8.00%
Lehman Brothers Municipal Bond Index                        +3.44%                     +8.65%
Lipper General Municipal Debt Fund Average                  +3.03% (251 funds)         +8.20% (242 funds)
----------------------------------------------------------------------------------------------------------
Tax-Free Insured Fund A Class                               +2.76%                     +7.57%
Lehman Brothers Insured Bond Index                          +3.62%                     +9.19%
Lipper Insured Municipal Debt Fund Average                  +3.02% (52 funds)          +8.04% (52 funds)
----------------------------------------------------------------------------------------------------------
Tax-Free USA Intermediate Fund A Class                      +3.16%                     +7.34%
Merrill Lynch Three-to-Seven Year
   Municipal Bond Index                                     +3.11%                     +6.98%
Lipper Intermediate Municipal Debt Average                  +2.82% (148 funds)         +7.01% (142 funds)
----------------------------------------------------------------------------------------------------------
National High Yield Municipal Bond Fund A Class             +3.61%                     +9.12%
Lipper High-Yield Municipal Debt Fund Average               +3.03% (55 funds)          +8.62% (50 funds)
----------------------------------------------------------------------------------------------------------

All performance quoted above is at net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other classes of each Fund varies due to different charges and expenses. The unmanaged Lehman and Merrill Lynch indexes are composed of municipal bonds with a variety of quality ratings. Complete performance information can be found on page 10 to 12.

for tax-exempt
    income

       2

are taking to further increase the Funds' competitiveness within their respective peer groups.
   For bond investors, the U.S. economic environment has been close to ideal. Domestic growth has helped many states and the federal government post budget surpluses. Weak emerging market economies and volatile global equity markets, meanwhile, have increased demand for fixed-income securities. U.S. consumer inflation has been kept in check by prudent Federal Reserve Board monetary policy, falling commodity prices and a surge in inexpensive imports.
   We view the municipal debt market's current prospects as compelling, especially when viewed against taxable fixed-income alternatives. Yields on longer term municipal bonds averaged more than 93.8% of U.S. Treasury bonds as of August 31, a level not seen in a decade.
   Cash flows in bond mutual funds have accelerated in recent months as equity investors have sought to diversify their portfolios and reduce their federal income tax burden. For example, the assets of National High Yield Municipal Bond Fund grew more than 40% in the eight months ended August 31, 1998, as shown on page 25. This provided the Fund's portfolio managers with plenty of resources to select new bonds.
   Given today's dynamic investment environment, we strongly encourage you to meet with your financial adviser to update your mutual fund portfolio, especially the bond component. We appreciate the confidence you have shown in Delaware Investments.

Sincerely,


/s/   Wayne A. Stork
-------------------------------------
Wayne A. Stork
Chairman




/s/   Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer


discipline

High quality municipal
bonds offered the
highest income potential
relative to Treasuries in
more than nine years at
the end of fiscal 1998.

MUNICIPAL BONDS OFFER GOOD VALUE COMPARED TO TREASURIES
March 1989 to August 31, 1998)

                           Municipal Bond Yields/
                           Treasury Bond Yields,
                               1989 to 1998

Mar. '89                         83.09%
Jun. '89                         85.26%
Sep. '89                         87.41%
Dec. '89                         85.93%
Mar. '90                         82.96%
Jun. '90                         84.54%
Sep. '90                         81.03%
Dec. '90                         85.00%
Mar. '91                         84.27%
Jun. '91                         82.72%
Sep. '91                         84.55%
Dec. '91                         86.56%
Mar. '92                         82.91%
Jun. '92                         80.41%
Sep. '92                         84.02%
Dec. '92                         82.52%
Mar. '93                         83.79%
Jun. '93                         81.69%
Sep. '93                         86.31%
Dec. '93                         82.04%
Mar. '94                         86.76%
Jun. '94                         82.76%
Sep. '94                         81.30%
Dec. '94                         83.80%
Mar. '95                         80.05%
Jun. '95                         89.13%
Sep. '95                         89.51%
Dec. '95                         87.50%
Mar. '96                         85.57%
Jun. '96                         83.43%
Sep. '96                         80.13%
Dec. '96                         82.15%
Mar. '97                         81.04%
Jun. '97                         80.36%
Sep. '97                         81.97%
Dec. '97                         84.84%
Mar. '98                         86.50%
Jun. '98                         89.73%
Aug. '98                         93.80%

The above chart represents the percentage of income that the average 30-year AAA-rated general obligation bond provided compared to a 30-year U.S. Treasury bond. Principal and interest of municipal bonds, unlike Treasuries, are not guaranteed by the U.S. government. Source: Bloomberg Business News.

                                                                  for tax-exempt
                                                                      income

Portfolio Managers' Review

By Patrick P. Coyne and Mitchell L. Conery
   Vice Presidents /Senior Portfolio Managers
   September 8, 1998

A remarkable rally in U.S. Treasury bond prices occurred in fiscal 1998. As of August 31, 1998, prices had risen so much that 30-year bond yields had fallen to 5.24%, the lowest level in three decades. Just 12 months earlier, long-term Treasuries yielded 6.61%.
   As many emerging market economies have been grappling with recession and currency devaluation, U.S. government debt has become the safe haven of choice for overseas investors. Municipal bond prices have risen, though not nearly as much as Treasuries. Most foreign investors do not buy America's state and local debt because income from municipal bonds is generally not tax-exempt for non-U.S. citizens.
   Since August 1997, tax-exempt bonds have benefited from strong domestic growth, high average credit quality and state fiscal prudence. Indeed, state tax revenues are growing at the fastest pace in eight years in calendar 1998, according to the Nelson A. Rockefeller Institute of Government, a think tank in Albany, N.Y. As of mid-year, state personal income tax receipts were up 19.5% nationwide from year ago levels.
   However, a major problem facing the municipal bond market this past year was a huge increase in new bond supplies as municipalities sought to refinance their obligations at lower interest rates. The bond market absorbed unusually large bond issues in many states, including New York, California and Michigan. Overall issuance in calendar 1998 has been more than $192 billion, up nearly 44% from year ago levels, according to The Bond Buyer, a trade publication.
   Yet even with all this additional supply, municipal bonds provided excellent returns. In fact, the Lehman Brothers Municipal Bond Index (up +3.44%) outperformed stocks, as measured by the Standard & Poor's 500 Index (-8.08%), for the six months ended August 31, 1998.
   In our view, the strong performance of Treasuries relative to other types of bonds during the summer of 1998 was temporary. A sharp drop in global equity markets created unusually high demand for the safest fixed-income securities. At current


The Lehman Brothers
Municipal Bond Index
outperformed stocks, as
measured by the Standard
& Poor's 500 Index, for
the six months ended
August 31, 1998.

market

   overview


(Photo of family on beach)
for tax-exempt
    income

      4

prices, we believe high quality, municipal bonds offer exceptional value and relatively modest risks.
   For individual investors in the highest federal tax bracket (39.6%), medium-quality, 30-year general obligation municipal bonds provided taxable equivalent yields of nearly 9% as of August 31. After factoring out inflation, long-term, tax-exempt debt provided an attractive annualized real rate of return of more than 7%.
   Given the high volume of U.S. stock trading this past summer, we believe many equity mutual fund investors could receive large capital gains distributions this fall - and thus have higher 1998 income tax liabilities. We feel many equity investors will see that it can be more tax savvy to reduce their portfolios' risk profile by allocating assets to municipal bonds rather than Treasuries. That is because, unlike Treasury income, municipal bond income does not increase an investor's federal tax burden. With that as background, we will now turn to a discussion of how the Funds fared in this environment.


Tax-Free USA Fund
   In fiscal 1998, we successfully resolved credit quality problems that dogged Tax-Free USA Fund's performance for almost two years. The bonds of two paper recycling plants in Massachusetts and West Virginia that went into default in 1996 were again providing tax-exempt interest income for the Fund as of year's end.
   This good news, coupled with the Fund's historic focus on maximizing income potential, helped us provide a competitive total return of +8.00% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested). Our returns would have been about 70 basis points higher (0.70%) - surpassing that of our benchmark -- had the paper plant bonds (2.9% of net assets) paid interest the whole fiscal year.
   Since August 1997, we have increased the Fund's average duration (sensitivity to interest rates) by half-a-year to 6.7 years, a level just under that of the Fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index. This positioning allowed the Fund to benefit from rising bond prices since the spring of 1998. Compared to tax-free
usa

We increased Tax-Free USA Fund's average effective duration during fiscal 1998. This allowed the Fund to benefit from a rise in bond prices.

CREDIT QUALITY
August 31, 1998

                     Tax-Free   Tax-Free   Tax-Free USA   National High Yield
                       USA      Insured    Intermediate       Municipal
                      Fund        Fund        Fund            Bond Fund
------------------------------------------------------------------------------
AAA                   35.8%       83.5%        54.9%            0.2%
AA                     9.6%        2.7%        11.7%            2.7%
A                     18.6%        4.1%           0%            3.2%
BBB                   20.7%        7.2%        26.9%            24.1%
BB & B                 6.3%        1.1%         6.5%             6.4%
Unrated                9.0%        1.4%           0%            63.4%
                                                                  for tax-exempt
                                                                      income

                                                                        5

(Photo of globes)

the Fund's 89 peers in Morningstar's National Intermediate Bond Fund Category (the category where Morningstar places the Fund), Tax-Free USA's duration was slightly longer than average as of year's end.
   More than half the bonds in the Fund's portfolio had a credit rating of A or higher as of August 31. As a rule, we keep a minimum of 80% of the Fund's assets invested in investment grade securities (bonds with ratings of BBB or higher) at all times.
   The Fund holds bonds in more than 30 states and many sectors of the municipal bond market. Virginia bonds joined the ranks of the Fund's five largest state holdings as of August 31, displacing Florida, a state where we decided to sell some issues. New issuance in Virginia rose more than 80% during the first eight months of 1998, providing us with ample opportunity to purchase attractive bonds at reasonable prices.
   We enjoyed strong returns from transportation, hospital and pollution control bonds in fiscal 1998. Prices of moderate quality bonds generally rose by greater amounts than bonds of the highest quality as investors grew comfortable assuming more credit risk to capture more income potential.

Tax-Free Insured Fund
Insured bonds sometimes benefit from falling interest rates to a greater degree than uninsured bonds. That was not the case in fiscal 1998, however, because the U.S. economy remained strong. Since the summer of 1997, investors' search for higher yields has outweighed concerns about credit risk. Because insured bonds offer less income potential, they were less in demand.
   Still, Tax-Free Insured Fund provided an attractive total return of +7.57% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested).
   The Fund invests primarily in municipal bonds protected by insurance issued by private companies that guarantee the payment of principal and interest when due.

Tax-Free Insured Fund
benefited from the fact
that an increasing
percentage of new bond
issues carried insurance.
This provided us with
ample bond selection
opportunities.

tax-free
insured

PORTFOLIO HIGHLIGHTS
August 31, 1988



                                                                     National
                          Tax-Free     Tax-Free   Tax-Free USA      High Yield
                            USA        Insured    Intermediate      Municipal
                           Fund          Fund        Fund           Bond Fund
------------------------------------------------------------------------------

Average Maturity          12.0 years   9.2 years    8.1 years      10.5 years
Average Duration           6.7 years   6.1 years    5.6 years       6.6 years
AMT Income*               14.17%       5.86%        7.85%           6.45%
Current 30-Day
   SEC Yield**
   (A Class)               4.17%       3.56%        3.75%           4.40%
   (B and C Classes)       3.53%       2.91%        3.01%           3.81%***

  * Amount of income subject to the federal alternative minimum tax for the eight months ended 8/31/98.
 ** Calculated according to Securities and Exchange Commission guidelines. *** C Class yield was 3.80%.

for tax-exempt
    income

      6

We take an income-oriented investment approach and diversify the portfolio across many states. Bond insurance reduces the risk of loss due to financial difficulties of an issuer. Like all bonds, insured securities fluctuate in price and are not protected from losing value. The benefit of the insurance depends on the financial strength of the insurance company guaranteeing the bonds.
   In fiscal 1998, Tax-Free Insured Fund benefited from the fact that most new bond issues carried insurance. This provided us with ample bond selection opportunities. Insurance companies guaranteed 51% of all bonds issued during the first eight months of calendar 1998, according to The Bond Buyer. In some states such as Pennsylvania nearly three-quarters of all new bonds were insured.
   Tax-Free Insured Fund's total return was less than that of the unmanaged Lehman Brothers Insured Bond Index primarily because the Fund's average duration was slightly shorter, and because we had a poorly performing paper plant bond. During the year, the Fund's average duration declined, primarily as a result of appreciation of bonds in the Fund's portfolio.

   Insured Washington and California bonds were among the Fund's five largest state holdings as of year's end, displacing Texas and Massachusetts from a year ago. These West Coast states offered attractive income and value. Investors were worried that tax revenues in California and Washington would be significantly affected by Asia's problems, a view we generally do not share.

Tax-Free USA Intermediate Fund
Tax-Free USA Intermediate Fund provided an above average total return of +7.34% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested).
   During fiscal 1998, the extra income potential of lower quality intermediate-term bonds, compared to higher quality bonds, narrowed substantially. So we tended to focus on bonds of higher quality. As you can see in the table on page 4, more than half of the Fund's portfolio as of year's end consisted

More than half of
Tax-Free USA
Intermediate Fund's
portfolio as of
August 31, 1998
consisted of bonds with
AAA ratings, the highest
rating available.

tax-free
usa intermediate

TOP FIVE ALLOCATIONS BY STATE
August 31, 1998 (Percent of Net Assets)


     Tax-Free                 Tax-Free                      Tax-Free USA             National High Yield
        USA                    Insured                      Intermediate                  Municipal
       Fund                     Fund                            Fund                      Bond Fund
-----------------------------------------------------------------------------------------------------------
Pennsylvania   11.9%     Illinois         22.5%    Pennsylvania        21.9%    Illinois           12.7%
Massachusetts   9.1%     Washington        9.6%    Illinois            13.7%    Pennsylvania       11.0%
Texas           6.0%     California        9.1%    Michigan            11.6%    Alabama             8.3%
Virginia        5.9%     Pennsylvania      9.1%    Texas                6.5%    Ohio                6.0%
Louisiana       5.8%     Ohio              7.8%    Oklahoma             6.0%    Colorado            5.8%


                                                                  for tax-exempt
                                                                      income

                                                                        7

of bonds with AAA ratings, the highest rating available. We did not own any unrated bonds during the period.
   The Fund focuses on securities with maturities of five to 10 years. During the year the additional income potential of bonds in the upper end of this range declined. We kept the Fund's average effective duration at 5.6 years as of August 31, more than a year longer than it was 12 months earlier.
   Still, as of August 31, 1998, Tax-Free USA Intermediate Fund's duration was slightly shorter than that of its benchmark, the unmanaged Merrill Lynch Three-to-Seven Year Municipal Bond Index. This reflected an effort to preserve principal while generating a relatively attractive level of income. Our conservative approach generated a total return that was higher than the average of our peers and the Fund's benchmark index.
   With the increased supply of bonds in the market this year, we have focused on finding value. We tend to concentrate our efforts on states that have high marginal income tax rates.
   A huge but temporary increase in bond supply in states that historically don't issue many bonds created opportunities to buy securities at attractive prices. For example, Oklahoma has issued 155% more bonds in calendar 1998 than a year ago. This past spring we added Oklahoma Turnpike bonds to the Fund's portfolio, making Oklahoma one of the five largest states in the Fund.

National High Yield
Municipal Bond Fund
Fiscal 1998 was a rewarding year for National High Yield Municipal Bond Fund. The Fund's Class A shares provided a strong total return of +9.12% (at net asset value with distributions reinvested) for the 12 months ended August 31, 1998.
   Not only did the Fund's fiscal year results outpace the average of its peers and its benchmark - the unmanaged Lehman Brothers Municipal Bond Index; the Fund's total return in fiscal 1998 was higher than the +8.10% total return of the Standard & Poor's 500 Index for the period. This was also true for the first eight months of high-yield



THE POWER OF TAX-FREE COMPOUNDING

Annual Income From a $100,000 Investment
September 22, 1986 to August 31, 1988

National High Yield Municipal Bond Fund A Class


Total Income = $119,437
Period Ended
Aug. '87                             $ 5,934
Aug. '88                             $ 7,265
Aug. '89                             $ 7,653
Aug. '90                             $ 8,031
Aug. '91                             $ 8,889
Aug. '92                             $ 9,662
Aug. '93                             $ 9,563
Aug. '94                             $ 9,791
Aug. '95                             $10,789
Aug. '96                             $11,152
Aug. '97                             $11,764
Aug. '98                             $14,661

Chart assumes a $100,000 investment on September 22, 1986, a 3.0% front-end sales charge and reinvestment of distributions. High-yield securities involve greater risks than bonds with investment grade credit ratings. Performance of other Fund classes differs because of different charges and expenses. See page 12 for performance and sales charge information for all Fund classes. Past performance does not guarantee future results.

for tax-exempt
    income

      8

calendar 1998. National High Yield Municipal Bond Fund provided a total return of +4.87% for the period (Class A shares at net asset value with distributions reinvested) versus a loss of 0.38% for the S&P 500.
   In our view, this unusual occurrence illustrates;
1) the potential benefits of including municipal bonds as part of a portfolio diversification strategy, and
2) the effects of emerging market economic turmoil on domestic equity investments during the past 12 months.

   Domestic high-yield municipal bond investments were relatively unaffected by troubles from Moscow to Malaysia. In fiscal 1998, lower quality bonds provided the highest returns among U.S. municipal securities, as default rates remained low. This superior performance reduced the yield advantage of lower quality bonds, making it challenging to increase National High Yield Municipal Bond Fund's income potential without taking on more credit risk than desirable.
   To maximize income potential in this environment, we extended your Fund's average duration, or sensitivity to interest rates, by nearly two years to 6.6 years. Still, your Fund's duration as of August 31 remained half-a-year shorter than that of its benchmark, the Lehman Brothers Municipal Bond Index.
   National High Yield Municipal Bond Fund generally assumes higher-than-average credit risk by investing in high-yield securities. We believe striking a prudent balance between interest rate risk and credit risk puts us in a position to help protect principal should either interest rates rise or the economy begin to weaken.
   Overall, the high-yield municipal bond market is small and fragmented, representing less than 10% of municipal debt outstanding. We seek to add value by focusing on a combination of large issues in selected urban areas and small, unrated bonds issued by rural communities.
   Health care bonds were one of the largest components of your Fund's portfolio in fiscal 1998, consisting of high-yielding bonds financing hospitals and continuing care centers. We generally seek bonds that are likely to do well as the industry consolidates. In fact, your Fund's portfolio benefited from a major hospital bond rating upgrade in Illinois this past spring.


During the last week of fiscal 1998, we purchased some long-term insured municipal bonds at 97% of the yield of comparable maturity Treasury bonds.

WHY THE HIGH SUPPLY?
Top 1998 Sources of Municipal Bond Issuance

                                   Billions of Par Value      Change from 1997
--------------------------------------------------------------------------------
General Purpose                           $42.6                     +27%
Education                                 $41.1                     +40%
Health Care                               $25.8                     +92%
Transportation                            $22.7                     +68%
Utilities                                 $13.6                      +8%
Housing                                   $12.9                      +7%
Electric Power                            $12.3                    +260%

Source: The Bond Buyer, year-to-date data through 8/31.

                                                                  for tax-exempt
                                                                       income

                                                                          9

Summary Outlook
The finances of America's municipalities are very healthy. State government surpluses are the highest in 20 years. Many state budgets have benefited from the interest savings generated by refinancing activity. We expect that municipal bond supplies will ease in fiscal 1999, in part because the Internal Revenue Service imposes limits on how often municipalities can refund their debt.
   We believe municipal bond prices have the potential to outperform Treasuries in the coming year. One reason is that the difference in yield between high-quality municipal debt and Treasuries hasn't been this narrow since former Sen. Robert Packwood proposed the removal of tax exemption for municipal bonds in 1986.
   Historically, municipal bond yields have averaged between 80% and 85% of Treasury yields, making the current environment - with yields averaging more than 93.8% - unusually attractive. In fact, during the last week of fiscal 1998, we purchased some long-term insured municipal bonds for Tax-Free Insured Fund at 97% of the yield of comparable maturity Treasury bonds.

   Overall, despite devastating economic problems in Asia and Russia, we believe the U.S. economy is likely to continue to grow in the year ahead. We think that if a domestic recession were likely, the difference in interest rates between higher grade and lower grade credits in the municipal bond market would be widening. That is not happening.
   Since America's economy appears healthy, we believe municipal bonds currently offer investors three distinct advantages over taxable bonds:

o   most of the income potential of investment grade fixed-income securities;

o less risk than the equity market and the taxable corporate high-yield bond market; and

o   none of the federal income tax liability (for most taxpayers).

   In fiscal 1999, we plan to position each Fund to take advantage of what we see as an historic opportunity for savvy investors seeking to diversify their portfolios and increase income potential without paying more taxes.

outlook



TREASURIES VS.MUNICIPAL BONDS
WHAT AN INVESTOR REALLY EARNS AFTER TAXES

(Yields as August 31, 1998)

30-Year Treasury Bond Yield Before Taxes    5.24%
30-Year AAA General Obligation Bond Yield   4.86%
30-Year Treasury Bond Yield After Taxes     3.13%

The Difference (bracket out this part of GO bond yield) 1.73%


The chart to the left shows 30-year Treasury bond yields vs. AAA rated municipal bond yields for an investor in the 39.6% income tax bracket.

Principal and interest of municipal bonds, unlike Treasuries, are not guaranteed by the US government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.
Source: Bloomberg Business News.

for tax-exempt
    income

      10

Performance Summary


TAX-FREE USA FUND
TAX-FREE INSURED FUND

GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1998 TO AUGUST 31, 1998



                                                                                                  U.S. Consumer
                         Lehman Brothers         Tax-Free USA           Tax-Free USA               Price Index
                       Municipal Bond Index      Fund A Class       Insured Fund A Class           (Inflation)
----------------------------------------------------------------------------------------------------------------
Aug. '88                   $10,000                 $ 9,626                 $ 9,624                   $10,000
Aug. '89                   $11,098                 $10,699                 $10,905                   $10,471
Aug. '90                   $11,812                 $11,178                 $11,195                   $11,059
Aug. '91                   $13,205                 $12,506                 $12,450                   $11,479
Aug. '92                   $14,679                 $13,996                 $13,724                   $11,840
Aug. '93                   $16,470                 $15,628                 $15,024                   $12,168
Aug. '94                   $16,493                 $15,860                 $15,105                   $12,521
Aug. '95                   $17,955                 $16,929                 $16,062                   $12,849
Aug. '96                   $18,896                 $17,253                 $16,684                   $13,216
Aug. '97                   $20,642                 $18,597                 $18,030                   $13,513
Aug. '98                   $22,487                 $20,061                 $19,373                   $13,741

Chart assumes a $10,000 investment on September 1, 1988, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other classes of each Fund will vary due to different charges and expenses.



TAX-FREE USA FUND
---------------------------------------------------------------------------------------------------------------
Average Annual Returns Through August 31, 1998

                                                              Lifetime   Ten Years    Five Years   One Year
---------------------------------------------------------------------------------------------------------------
Class A (Est. 1/11/84)
   Excluding Sales Charge                                      +9.26%      +7.63%       +5.15%      +8.00%
   Including Sales Charge                                      +8.98%      +7.22%       +4.35%      +3.92%
---------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                                      +5.17%                               +7.15%
   Including Sales Charge                                      +4.79%                               +3.15%
---------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                      +4.51%                               +7.15%
   Including Sales Charge                                      +4.51%                               +6.15%


TAX-FREE INSURED FUND
----------------------------------------------------------------------------------------------------------------
Average Annual Returns Through August 31, 1998

                                                              Lifetime   Ten Years  Five Years     One Year
---------------------------------------------------------------------------------------------------------------
Class A (Est. 3/25/85)
   Excluding Sales Charge                                      +7.95%      +7.26%       +5.24%      +7.57%
   Including Sales Charge                                      +7.64%      +6.85%       +4.43%      +3.54%
---------------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                                      +5.62%       --            --        +6.72%
   Including Sales Charge                                      +5.23%       --            --        +2.72%
---------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                      +5.01%       --            --        +6.72%
   Including Sales Charge                                      +5.01%       --            --        +5.72%

Please turn to page 12 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 12. Past performance is not a guarantee of future results. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                                 for tax-exempt
                                                                     income

                                                                       11

TAX-FREE USA INTERMEDIATE FUND
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
January 7, 1993 to August 31, 1998


                                           Merrill Lynch
                     Tax-Free USA         Three-to-Seven
                     Intermediate         Year Municipal      US Consumer Index
                     Fund A Class           Bond Index           (Inflation)
                     ------------         --------------      -----------------
Jan. '93               $ 9,728               $10,000              $10,000
Aug. '93               $10,676               $10,572              $10,154
Aug. '94               $10,899               $10,771              $10,449
Aug. '95               $11,599               $11,502              $10,722
Aug. '96               $12,123               $11,927              $11,029
Aug. '97               $12,920               $12,680              $11,276
Aug. '98               $13,852               $13,566              $11,445

Chart assumes a $10,000 investment on January 7, 1993, a 2.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses.

TAX-FREE USA INTERMEDIATE FUND
--------------------------------------------------------------------------------
Average Annual Returns Through August 31, 1998

                                     Lifetime     Five Years    One Year
-------------------------------------------------------------------------
Class A (Est. 1/7/93)
   Excluding Sales Charge              +6.48%      +5.37%       +7.34%
   Including Sales Charge              +5.96%      +4.79%       +4.35%
-------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge              +5.45%                   +6.43%
   Including Sales Charge              +5.45%                   +4.43%
-------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge              +5.05%                   +6.43%
   Including Sales Charge              +5.05%                   +5.43%

See page 12 for important information. All performance includes reinvestment of distributions and sales charges as described on page 12. Past performance does not guarantee future results. Return and share value fluctuate so that shares, when redeemed, may be worth or less than their original cost.

for tax-exempt
    income

      12

NATIONAL HIGH YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
September 1, 1988 to August 31, 1998

                        National High                                US Consumer
                       Yield Municipal          Lehman Brothers      Price Index
                      Bond Fund A Class      Municipal Bond Index    (Inflation)


Aug. '88                 $ 9,627                  $10,000              $10,000
Aug. '89                 $10,674                  $11,098              $10,471
Aug. '90                 $11,308                  $11,812              $11,059
Aug. '91                 $12,501                  $13,205              $11,479
Aug. '92                 $13,982                  $14,679              $11,840
Aug. '93                 $15,593                  $16,470              $12,168
Aug. '94                 $15,867                  $16,493              $12,521
Aug. '95                 $17,099                  $17,955              $12,849
Aug. '96                 $18,333                  $18,896              $13,216
Aug. '97                 $20,206                  $20,642              $13,513
Aug. '98                 $22,053                  $22,427              $13,741


Chart assumes a $10,000 investment on September 1, 1988, a 3.75% front-end sales charge and reinvestment of distributions. High yield securities involve greater risks than bonds with investment grade credit ratings. Performance of other Fund classes differs because of different charges and expenses.




NATIONAL HIGH YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Average Annual Returns Through August 31, 1998

                                Lifetime   Ten Years    Five Years   One Year
-------------------------------------------------------------------------------
Class A (Est. 9/22/86)
   Excluding Sales Charge        +8.18%      +8.67%       +7.23%      +9.12%
   Including Sales Charge        +7.83%      +8.26%       +6.42%      +5.05%
-------------------------------------------------------------------------------
Class B (Est. 12/18/96)
   Excluding Sales Charge        +8.51%                               +8.40%
   Including Sales Charge        +6.28%                               +4.40%
-------------------------------------------------------------------------------
Class C (Est. 5/26/97)
   Excluding Sales Charge        +9.08%                               +8.49%
   Including Sales Charge        +9.08%                               +7.49%

All results assume reinvestment of distributions. The Funds' return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. For B and C shares, lifetime performance excluding sales charge assumes the investment was either not redeemed or that contingent sales charges did not apply. Each Fund may invest in municipal securities that generate income subject to the federal alternative minimum tax.

Voluntary expense limitations were in effect for Tax-Free USA Intermediate Fund and National High Yield Municipal Bond Fund for the periods shown. Returns would have been lower without the limitations.

Class A returns for all Funds except Tax-Free USA Intermediate Fund reflect the effect of a 3.75% front-end sales charge and, for periods after 6/1/92, a 12b-1 fee. Class A returns for Tax-Free USA Intermediate Fund reflect the effect of a 2.75% front-end sales charge and a 12b-1 fee.
Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. All Funds are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year except Tax-Free USA Intermediate Fund, which has a 2% deferred sales charge if redeemed before the end of the third year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                       for tax-exempt income  13

Financial Statements

Delaware Group Tax-Free Fund, Inc.
Tax-Free USA Fund
Statement of Net Assets
August 31, 1998
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
MUNICIPAL BONDS - 103.11%
Continuing Care/Retirement Revenue Bonds - 1.20%
Clark County, Nevada Assisted Living Homestead
   Boulder City Project/ Volunteers of America
   6.50% 12/01/27 ..................................  $   500,000   $   520,175
Delaware County, Pennsylvania Authority Revenue
   Main Line & Haverford Nursing Home
   9.00% 08/01/22 ..................................    1,975,000     2,297,537
Delaware State Economic Development Authority
   First Mortgage Peninsula United Methodist
   Series A 6.20% 05/01/15 .........................    4,000,000     4,226,560
Delaware State Economic Development Authority
   Unrefunded Balance First Mortgage Peninsula
   United Methodist Series A 8.50% 05/01/22 ........      455,000       510,337
                                                                    -----------
                                                                      7,554,609
                                                                    -----------
General Obligation Bonds - 4.27%
Florida State Board of Education Capital Outlay
   Unrefunded Balance Series A
   7.25% 06/01/23 ..................................    2,445,000     2,621,749
New York City, New York Unrefunded Balance
   Series E 6.00% 08/01/26 .........................    9,220,000     9,940,820
New York City, New York
   Series H 6.125% 08/01/25 ........................   10,000,000    10,902,600
Texas State General Obligation (Veteran's Land Bank)
   7.40% 12/01/20 ..................................    3,000,000     3,260,670
                                                                    -----------
                                                                     26,725,839
                                                                    -----------
Higher Education Revenue Bonds - 4.06%
District of Columbia Higher Education Revenue
   (Georgetown University)
   Series B 7.15% 04/01/21 .........................    7,000,000     7,256,690
Missouri State Health and Educational Facilities
   Authority (Washington University)
   4.75% 11/15/37 ..................................   15,000,000    14,160,900
St. Lawrence County New York Industrial
   Development Civic Facilities Revenue
   St Lawrence University Project Series A
   5.00% 07/01/28 ..................................    3,000,000     2,985,960
Winston Salem State University Revenue
   University of North Carolina Housing and
   Dining System Series B
   5.00% 01/01/17 (MBIA) ...........................    1,000,000     1,003,940
                                                                    -----------
                                                                     25,407,490
                                                                    -----------
Hospital Revenue Bonds - 4.19%
Louisiana Public Facilities Authority Hospital
   Revenue (Southern Baptist Hospital, Inc.)
   (Escrowed to Maturity)  8.00% 05/15/12 ..........    8,860,000    10,902,141
Monroeville, Pennsylvania Hospital Authority
   (Forbes Health System)  7.00% 10/01/13 ..........    3,000,000     2,983,770

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
MUNICIPAL BONDS (Continued)
Hospital Revenue Bonds (Continued)
Philadelphia Hospital & Higher Education Facilities
   Authority Hospital Revenue
   (Jeanes Health System Project)
   5.875% 07/01/17 ................................  $ 4,575,000   $ 4,793,090
   6.85% 07/01/22 .................................    7,000,000     7,580,510
                                                                   -----------
                                                                    26,259,511
                                                                   -----------
Housing Revenue Bonds - 6.79%
Alaska State Housing Finance Corp Collateralized
   Mortgage Obligation Series A
   7.05% 06/01/25 (GNMA/FNMA) .....................      880,000       942,330
Dade County Housing Finance Authority Single
   Family Mortgage 6.70% 04/01/28
   (GNMA/FNMA) AMT ................................    4,500,000     4,878,225
Illinois Housing Development Authority
   Subseries A2 (Homeowner Mortgage)
   7.125% 8/01/26 .................................    1,200,000     1,322,400
Massachusetts State Housing Finance Agency
   Residential Development Series C
   6.875% 11/15/11(FNMA) ..........................    2,955,000     3,244,826
Massachusetts State Housing Finance Agency
   Revenue Family Mortgage
   6.95% 06/01/16 .................................    2,500,000     2,681,025
Montgomery County, Pennsylvania Redevelopment
   Authority Multi-Family Housing Revenue
   (KBF Associates L.P.) 7.25% 07/01/25 ...........    5,000,000     5,346,250
Tennessee Housing Development Agency
   Series B 6.60% 07/01/25 AMT ....................    2,610,000     2,813,711
Utah State Housing Finance Agency, Single Family
   Mortgage Series A 7.20% 01/01/27
   (FHA/VA) AMT ...................................    2,020,000     2,203,780
Virginia State Housing Development Authority
   Series A 7.10% 01/01/25 ........................    7,500,000     7,977,750
   Series B 6.80% 01/01/27 AMT ....................    6,500,000     6,871,800
Wisconsin Housing & Economic Development
   Authority Home Ownership Series B
   6.75% 09/01/25 AMT .............................    3,950,000     4,267,383
                                                                   -----------
                                                                    42,549,480
                                                                   -----------
Pollution Control Revenue Bonds - 14.39 %
Claiborne County, Mississippi
   System Energy Resources Inc. ...................
   7.30% 05/01/25 .................................     3,000,000     3,168,600
   8.25% 06/01/14 .................................     7,365,000     7,759,911
Clark County, Nevada Industrial Development
   Revenue (Nevada Power Co. Project) Series C
   7.20% 10/01/22 .................................     9,000,000     9,971,100

14 for tax-exempt income

Tax-Free USA Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
  MUNICIPAL BONDS (Continued)
  Pollution Control Revenue Bonds (Continued)
  Illinois Development Finance Authority
     (Central Illinois Public Service Co.)
     Series A 7.60% 03/01/14 ......................   $ 6,000,000   $ 6,408,000
  Michigan State Strategic Fund Limited
     Obligation Revenue Refunding Detroit Edison
     Series A 5.55% 09/01/29 AMT ..................     5,000,000     5,009,150
  New Hampshire State Business Finance Authority
     Pollution Control Revenue Refunding Public
     Service Company Series D
     6.00% 05/01/21 AMT ...........................     3,000,000     3,077,760
  Nez Perce County, Idaho Refunding (Potlatch Corp
     Project) 6.00% 10/01/24 ......................     7,000,000     7,542,780
  Parish of Saint Charles, Louisiana
     (Louisiana Power & Light Co.)
     8.25% 06/01/14 ...............................     1,350,000     1,425,897
  Parish of West Feliciana, Louisiana
     (Gulf States Utilities Co. Project)
     Series A 7.50% 05/01/15 ......................    22,700,000    25,420,141
  Petersburg, Indiana
     (Indianapolis Power & Light Co. Project)
     6.625% 12/01/24 ..............................     9,350,000    10,507,437
  Sabine River Authority Texas
     (Southwestern Electric Power)
     6.10% 04/01/18 (MBIA) ........................     4,000,000     4,369,360
  Sweetwater County, Wyoming Pollution Control
     Revenue (Idaho Power Company) Series A
     6.05% 07/15/26 ...............................     5,000,000     5,419,100
                                                                    -----------
                                                                     90,079,236
                                                                    -----------
  Power Authority Revenue Bonds - 7.72%
**Georgia Municipal Electric Authority Series L
     6.20% 01/01/09 ...............................     5,000,000     2,904,250
**Intermountain Power Agency, Utah Series 87D
     Power Supply Revenue 7.07% 07/01/20 ..........    95,575,000    16,369,130
  Lower Colorado River Authority, Texas Series B
     6.00% 01/01/15 (AMBAC) .......................     5,000,000     5,172,550
  Northern Municipal Power Agency, Minnesota
     Electric System Revenue Series A
     5.00% 01/01/21 ...............................     8,500,000     8,398,000
  Puerto Rico Electric Power Authority Series EE
     4.75% 07/01/24 ...............................    16,200,000    15,501,942
                                                                    -----------
                                                                     48,345,872
                                                                    -----------
 *Pre-Refunded - 20.69%
  City of Chicago, Illinois Skyway Toll Bridge
     Revenue 6.75% 01/01/17-04 ....................     3,300,000     3,767,643
  Delaware State Economic Development Authority
     Peninsula United Methodist First Mortgage
     Series A 8.50% 05/01/22-02 ...................     3,045,000     3,574,617
  Florida State Board of Education Series A
     Prerefunded Balance 7.25% 06/01/23-00 ........     2,555,000     2,755,951
  Kentucky State Turnpike Authority
     7.25% 05/15/10-00 ............................     8,000,000     8,580,001
  Massachusetts State General Obligation
     7.50% 12/01/07-00 ............................     6,615,000     7,277,492

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
 MUNICIPAL BONDS (Continued)
*Pre-Refunded (Continued)
 Massachusetts State Water Resource
    Authority Series A
    7.00% 04/01/18-00 .............................  $ 14,510,000  $ 15,529,182
    7.50% 04/01/09-00 .............................     1,080,000     1,164,067
    7.50% 04/01/16-00 .............................     7,300,000     7,868,232
 Michigan State Hospital Finance Authority
    Revenue (Genesys Health Systems) Series A
    7.500% 10/01/27-05 ............................     8,130,000     9,812,910
    8.125% 10/01/21-05 ............................     4,000,000     5,026,160
 Minnesota Public Facilities Authority (Water
    Pollution Control) Series A
    7.10% 03/01/12-00 .............................     4,000,000     4,276,560
 New Hampshire State Turnpike System Revenue
    7.375 04/01/12-00 .............................     3,000,000     3,225,420
    7.40% 04/01/20-00 .............................    11,675,000    12,556,696
 New York City, New York Prerefunded Series E
    6.00% 8/01/26-06 ..............................       780,000       879,247
 New York City Municipal Water Finance
    Authority, New York Water & Sewer System
    Revenue Series A 6.00% 06/15/20-00 ............     1,675,000     1,740,191
 Philadelphia Hospital & Higher Education
    Facilities Authority Hospital Revenue
    (Albert Einstein Medical Center)
    7.625% 04/01/11-99 ............................    15,000,000    15,642,450
 Salt River Project Agricultural Improvement &
    Power District Electric System
    Revenue (Arizona) Series A  7.25%
    01/01/19-00 ...................................     2,750,000     2,930,510
 Tampa, Florida (Florida Aquarium Project)
    7.75% 05/01/27-02 .............................    20,000,000    22,971,400
                                                                   ------------
                                                                    129,578,729
                                                                   ------------
 Solid Waste Disposal Revenue Bonds - 6.75%
 Ashland, Kentucky Waste Water Treatment
    Sewer & Solid Waste Revenue (Ashland,
    Inc. Project) 7.125% 02/01/22 AMT .............    13,200,000    14,898,444
 Marion County, West Virginia Solid Waste
    Disposal Facility Revenue-Adirondack
     Recycling
    Series A 8.00% 12/01/25 .......................     7,602,661     7,602,661
    Series B 10.00% 12/01/25 AMT ..................     1,069,392     1,069,392
+Massachusetts State Industrial Finance Agency
    Solid Waste Disposal Revenue Senior Lien
    (Massachusetts Recycling Associates)
    Series A 9.00% 08/01/16 AMT ...................    32,000,000    11,648,000
 Pennsylvania Economic Development Financing
    Authority Wastewater Treatment
    (Sun Co. R & M Project)
    Series A 7.60% 12/01/24 AMT ...................     6,000,000     7,021,320
                                                                   ------------
                                                                     42,239,817
                                                                   ------------
 Transportation Revenue Bonds - 19.40%
 Atlanta, Georgia Special Purpose Facilities
    Revenue (Delta Airlines Project) Series A
    7.50% 12/01/19 ................................     1,500,000     1,584,540
 Bi-State Development Agency Missouri/Illinois
    Metropolitan District Saint Clair
    County MetrolinkExtension Series A 5.00%
    07/01/28 (MBIA) ...............................     2,000,000     1,981,480
                                                        for tax-exempt income 15


TAX-FREE USA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
MUNICIPAL BONDS (Continued)
Transportation Revenue Bonds (Continued)
Chicago, Illinois Midway Airport Revenue
   Series A 5.125% 01/01/35 (MBIA) AMT ............  $ 10,000,000  $  9,829,300
   Series B 5.00% 01/01/31 (MBIA) .................    10,000,000     9,795,200
Connector 2000 Assn Inc. South Carolina Toll Road
   Revenue Senior (Southern Connector Project)
   Series A 5.375% 01/01/38 .......................     4,000,000     3,737,480
Dallas-Fort Worth, Texas Intl. Airport Facilities
   Improvement (American Airlines Inc.)
   7.50% 11/01/25 AMT .............................     8,250,000     8,901,668
Foothill/Eastern Transportation Corridor Agency
   California Toll Road Revenue Senior Lien
   Series A 6.00% 01/01/34 ........................    20,000,000    21,375,200
Kenton County, Kentucky Airport Board Special
   Facilities (Delta Airlines Project) Series A
   Series A 7.50% 02/01/12 ........................     2,000,000     2,215,320
   Series B 7.25% 02/01/22 ........................     4,250,000     4,655,960
Massachusetts State Turnpike Authority
   Metropolitan Highway System Revenue Series A
   5.00% 01/01/37 .................................    10,000,000     9,881,500
Oklahoma State Turnpike Authority 1st Senior
   6.00% 01/01/22 .................................     7,465,000     7,512,552
   6.00% 01/01/22 (Escrowed to Maturity) ..........    13,535,000    15,631,572
Philadelphia, Pennsylvania Authority for
   Industrial Development Airport Revenue Systems
   Project Series A 5.125% 07/01/28
   (FGIC) AMT .....................................    12,600,000    12,475,512
Puerto Rico Commonwealth Highway & Transportation
   Authority (Highway Improvements) Series Y
   5.00% 07/01/36 .................................     3,000,000     3,006,840
   5.50% 07/01/36 .................................     3,000,000     3,219,570
Tulsa, Oklahoma Municipal Airport (American Airlines)
   7.35% 12/01/11 .................................     5,000,000     5,594,300
                                                                   ------------
                                                                    121,397,994
                                                                   ------------
Water & Sewer Revenue Bonds - 3.69%
Fulton County Georgia Water and Sewer
   4.75% 01/01/28 (FGIC) ..........................     6,000,000     5,761,200
Harrison County Mississippi Wastewater Management
   & Solid Waste 4.75% 02/01/27 (FGIC) ............    10,000,000     9,520,600
Melrose Park Illinois Water Revenue - Series A
   5.00% 07/01/20 (MBIA) ..........................     2,400,000     2,380,944
North Jersey District Water Supply
   (Wanaque North Project) Series A
   5.125% 11/15/21 (MBIA) .........................       850,000       859,690

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
 MUNICIPAL BONDS (Continued)
 Water & Sewer Revenue Bonds (Continued)
 Texas Water Resources Finance Authority Revenue
    7.50% 08/15/13 (AMBAC) ......................... $  1,155,000  $  1,196,441
 Titusville Florida Water and Sewer
    4.75% 10/01/24 (MBIA) ..........................    3,500,000     3,353,595
                                                                   ------------
                                                                     23,072,470
                                                                   ------------
 Other Revenue Bonds - 9.96%
 Alliance, Texas Special Facilities Revenue
    (Federal Express Corp. Project)
    6.375% 04/01/21 AMT ............................    6,000,000     6,517,920
 Harris County Houston Texas Sports Authority
    Special Revenue Senior Lien Series A
    5.00% 11/15/25 (MBIA) AMT ......................   10,000,000     9,867,500
 Indianapolis, Indiana Airport Authority Special
    Facilities (Federal Express Corp. Project)
    7.10% 01/15/17 AMT .............................    7,800,000     8,795,436
 Luzerne County Industrial Development Authority
    (Pennsylvania Gas & Water Co. Project) Series A
    7.00% 12/01/17 AMT .............................    4,000,000     4,606,440
 Luzerne County, Pennsylvania Flood Protection
    Authority (County - Guaranteed) Series A
    5.00% 01/15/23 .................................    5,000,000     4,985,750
 Metropolitan Pier & Exposition Authority Illinois
    Hospitality Facilities Revenue -
    McCormick PL Convention
    6.25% 07/01/17 .................................    3,300,000     3,602,313
 Rappahannock, Virginia Regional Jail
    5.00% 12/01/30 .................................    4,000,000     3,955,440
 Richmond, Virginia Public Utility Revenue Refunding
    Series A 5.125% 01/15/28 .......................   20,000,000    20,058,600
                                                                   ------------
                                                                     62,389,399
                                                                   ------------
 Total Municipal Bonds (cost $606,599,390) .........                645,600,446
                                                                   ------------

+Variable Rate Notes - 1.83%
 Allegheny County, Pennsylvania Industrial
    Development Authority Revenue
    (Eye & Ear Properties Corp) (LOC, PNC Bank)
    3.35% 01/01/15 .................................    5,250,000     5,250,000
 Pennsylvania State Turnpike Commission Revenue
    Series Q (Stand by Purchase Agreement,
    Mellon Bank, NA) 3.35% 06/01/28 ................    6,200,000     6,200,000
                                                                   ------------
 Total Variable Rate Notes
    (cost $11,450,000) .............................                 11,450,000
                                                                   ------------

16 for tax-exempt income


Tax-Free USA Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES - 104.94%
   (COST $618,049,390) .............................               $657,050,446
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (4.94%) ......................                (30,940,974)
                                                                  -------------
NET ASSETS APPLICABLE TO 49,604,980 TAX-FREE USA
   FUND CLASS A SHARES, 3,120,645 TAX-FREE USA
   FUND CLASS B SHARES AND 198,066 TAX-FREE USA
   FUND CLASS C SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $11.83
   PER SHARE - 100.00% .............................               $626,109,472
                                                                  =============
----------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**The interest rate shown for this security is the effective yield.
 +Security in default.
++Variable Rate Notes - The interest rate shown is the rate as of August 31, 1998.

  AMBAC - Insured by the AMBAC Indemnity Corporation
    AMT - Subject to Federal Alternative Minimum Tax
 FHA/VA - Insured by the Federal Housing Association/Veterans
          Association
   FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association GNMA - Insured by the Government National Mortgage Association
    LOC - Letter of Credit
   MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 500,000,000 shares authorized to
   the Tax-Free USA Fund ......................................    $587,784,122
Accumulated net realized loss on investments ..................        (675,706)
Net unrealized appreciation of investments ....................      39,001,056
                                                                  -------------
Total net assets ..............................................    $626,109,472
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE USA FUND A CLASS
Net asset value A Class (A) ...................................          $11.83
Sales charge (3.75% of offering price or 3.89% of amount
   invested per share) (B) ....................................            0.46
                                                                         ------
Offering price ................................................          $12.29
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Delaware Group Tax-Free Fund, Inc.
Tax-Free Insured Fund
Statement of Net Assets
August 31, 1998
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
MUNICIPAL BONDS - 99.12%
General Obligation Bonds - 0.23%
Oak Hills, Ohio School District
   5.125% 12/01/25 (MBIA) .........................      $180,000      $181,341
                                                                   ------------
                                                                        181,341
                                                                   ------------
Higher Education Revenue Bonds - 6.45%
California Educational Facilities Authority Revenue
   (LA College Chiropractic) 5.60% 11/01/17 .......     1,000,000     1,029,200
Massachusetts State Health & Educational Facilities
   Authority (Boston College) Series J
   6.625% 07/01/21 (FGIC) .........................     2,500,000     2,719,050
Massachusetts State Industrial Finance Agency
   Revenue Higher Education (Clark University
   Project) 6.10% 07/01/16 ........................     1,250,000     1,339,588
                                                                   ------------
                                                                      5,087,838
                                                                   ------------
Hospital Revenue Bonds - 9.86%
Fort Wayne, Indiana Hospital Authority
   Parkview Memorial Hospital Inc.
   6.40% 11/15/22 (MBIA) ..........................     2,250,000     2,463,615
Monroeville, Pennsylvania Hospital Authority
   Hospital Revenue (Forbes Health System)
   7.00% 10/01/03 .................................       865,000       871,150
Wisconsin State Health & Education Facilities Authority
   (Sisters Of The Sorrowful Mother) Series A
   5.70% 08/15/26 (MBIA) ..........................     4,200,000     4,440,408
                                                                   ------------
                                                                      7,775,173
                                                                   ------------
Housing Revenue Bonds - 10.25%
California Housing Finance Agency Series B
   6.85% 08/01/23 (MBIA) ..........................     3,860,000     4,123,792
Illinois Development Finance Authority
   Revenue Refunding Mortgage Federal
   Housing Authority Section 8 Series A
   5.80% 07/01/28 (MBIA) ..........................     2,790,000     2,893,787
New Mexico Mortgage Finance Authority
   Single Family Mortgage Program
   Series C 6.20% 07/01/26 (GNMA/FNMA) ............     1,000,000     1,066,340
                                                                   ------------
                                                                      8,083,919
                                                                   ------------
Lease/Certificate of Participation - 2.14%
Hillsborough County, Florida School Board
   Certificates of Participation Master Lease Program
   5.00% 07/01/23 Series A (MBIA) .................       200,000       198,300
Miami-Dade County, Florida School Board
   Certificates of Participation Series A
   5.00% 08/01/26 (AMBAC) .........................     1,500,000     1,486,560
                                                                   ------------
                                                                      1,684,860
                                                                   ------------
Pollution Control Revenue Bonds - 13.55%
Jefferson County, Arkansas Pollution Control
   (Entergy Arkansas Inc. Project)
   5.60% 10/01/17 .................................     1,000,000     1,016,740
                                                        for tax-exempt income 17




TAX-FREE INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
 MUNICIPAL BONDS (Continued)
*Pollution Control Revenue Bonds (Continued)

 Northampton County, Pennsylvania Industrial
    Development Authority
    (Citizens Utilities Co.) 6.95% 08/01/15 .......... $1,000,000    $1,068,990
 Ohio State Air Quality Development Authority
    (Ohio Edison) Series A 7.45% 03/01/16
    (FGIC) ...........................................  2,000,000     2,135,920
 Ohio State Air Quality Development Authority
    Revenue JMG Funding LTD Partnership Project
    5.625% 10/01/22 (AMBAC) AMT ......................     35,000        37,163
 Salem County, New Jersey Industrial Pollution Control
    Financing Authority
    (Public Service Electric & Gas Co.)
    Series D 6.55% 10/01/29 (MBIA) ...................  4,000,000     4,526,960
 Trinity River Authority, Texas Pollution Control
    Revenue (Texas Instruments Inc. Project)
    6.20% 03/01/20 AMT ...............................  1,750,000     1,892,643
                                                                   ------------
                                                                     10,678,416
                                                                   ------------
 Power Authority Revenue Bonds - 4.00%
 Austin, Texas Combined Utilities System Revenue
    6.00% 05/15/15 (FGIC) ............................    185,000       190,028
 Central Valley Financing Authority California
    Cogeneration Project Revenue Refunding
    (Carson Ice-General Project)
    5.00% 07/01/18 (MBIA) ............................  2,000,000     1,984,940
 Gastonia, North Carolina Combined Utilities System
    4.75% 05/01/19 (MBIA) ............................  1,000,000       975,510
                                                                   ------------
                                                                      3,150,478
                                                                   ------------
*Pre-Refunded Bonds - 26.38%
 Allegheny County, Pennsylvania Sanitation Authority
    7.50% 12/01/16-99 (FGIC) .........................    750,000       771,968
 Austin, Texas Revenue
    Series A 6.00% 05/15/15-00 (FGIC) ................  1,090,000     1,131,420
 Chicago, Illinois Public Building Commission
    (Chicago Board of Education) Series A
    7.75% 01/01/06-99 (FGIC) .........................    500,000       516,750
 Louisiana Public Facilities Authority Health &
    Education Capital Facilities Revenue (Our Lady of
    the Lake Regional Medical Center)
    8.20% 12/01/15-98 (BIGI) .........................    800,000       823,856
 Michigan State Hospital Finance Authority Revenue
    Series A (Genesys Health Systems)
    7.50% 10/01/27-05 ................................  1,500,000     1,810,500
 Ohio State Turnpike Commission Series A
    5.50% 02/15/26-06 (MBIA) .........................  1,115,000     1,169,390
 Regional Transportation Authority Illinois Revenue
    Series D 6.75% 06/01/25-04 (FGIC) ................  7,970,000     9,166,854

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
 MUNICIPAL BONDS (Continued)
*Pre-Refunded Bonds (Continued)
 Seattle, Washington Municipality Metropolitan
    Seattle Sewer Revenue Series U
    6.60% 01/01/32-01 (FGIC) ......................... $5,000,000    $5,403,850
                                                                   ------------
                                                                     20,794,588
                                                                   ------------
 Transportation Revenue Bonds - 10.45%
 Chicago, Illinois O'Hare International Airport Senior
    Lien Series A 5.00% 01/01/16 (MBIA) ..............  5,000,000     5,020,950
 Philadelphia Pennsylvania Authority For
    Industrial Development Airport Revenue Systems
    Project Series A 5.125% 07/01/28
    (FGIC) AMT .......................................  3,250,000     3,217,890
                                                                   ------------
                                                                      8,238,840
                                                                   ------------
 Water & Sewer Revenue Bonds - 0.63%
 Peace River/Manasota Regional Water Supply
    Authority Florida Series A
    5.00% 10/01/28 (MBIA) ............................    500,000       500,400
                                                                   ------------
                                                                        500,400
                                                                   ------------
 Other Revenue Bonds - 15.18%
 Alliance, Texas Special Facilities Revenue
    (Federal Express Corp. Project)
    6.375% 04/01/21 AMT ..............................  1,000,000     1,086,320
 Broward County, Florida Port Facilities
    Revenue Series B
    5.00% 09/01/27 (MBIA) ............................  1,000,000       983,450
 Dayton, Ohio Special Facilities Revenue
    (Air Freight) Series F 6.05% 10/01/09 ............  2,370,000     2,569,104
 Luzerne County Industrial Development Authority
    (Pennsylvania Gas & Water Co. Project)
    7.00% 12/01/17 (AMBAC) AMT .......................  1,000,000     1,151,610
 Maine Finance Authority Revenue Electric
    Rate Stabilization (Penobscot Energy) Series A
    5.00% 07/01/18 (FSA) .............................  2,000,000     1,997,360
+Massachusetts State Industrial Finance Agency
    Solid Waste Disposal Revenue Senior Lien
    (Massachusetts Recycling Associates Project)
    Series A 9.00% 08/01/16 AMT ......................  3,000,000     1,092,000
 Village Center Community Development District
    Florida Recreational, Refunding Series A
    5.00% 11/01/21 (MBIA) ............................  1,000,000     1,000,780
 Washington State Housing Finance Commission
    Nonprofit (VA Mason Research Center Project)
    Series A 5.70% 01/01/24
    (LOC US Bank Trust N.A.) .........................  2,000,000     2,088,120
                                                                   ------------
                                                                     11,968,744
                                                                   ------------
 Total Municipal Bonds (cost $73,709,940) ............               78,144,597
                                                                   ------------

18 for tax-exempt income

Tax-Free Insured Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES - 99.12%
   (cost $73,709,940) ..........................................    $78,144,597
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.88% ........        690,166
                                                                   ------------
NET ASSETS APPLICABLE TO 6,656,318 TAX-FREE
  INSURED FUND CLASS A SHARES, 382,593 TAX-FREE
  INSURED FUND CLASS B SHARES, AND 28,742 TAX-FREE
  INSURED FUND CLASS C SHARES ($0.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $11.15
   PER SHARE - 100.00% .........................................    $78,834,763
                                                                   ============
----------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
+Security in default

  AMBAC - Insured by the AMBAC Indemnity Corporation
    AMT - Subject to Federal Alternative Minimum Tax
   BIGI - Insured by the Bond Investors Guaranty Insurance Company FGIC - Insured by the Financial Guaranty Insurance Company
   FNMA - Insured by the Federal National Mortgage Association
    FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
    LOC - Letter of Credit
   MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 500,000,000 shares authorized to
   the Tax-Free Insured Fund ...................................    $73,651,631
Accumulated net realized gain on investments ...................        748,475
Net unrealized appreciation of investments .....................      4,434,657
                                                                    -----------
Total net assets                                                    $78,834,763
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE INSURED FUND A CLASS
Net asset value A Class (A) ....................................         $11.15
Sales charge (3.75% of offering price or 3.86% of amount
   invested per share) (B) .....................................           0.43
                                                                    -----------
Offering price .................................................         $11.58
                                                                    ===========
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Delaware Group Tax-Free Fund, Inc. -
Tax-Free USA Intermediate Fund
Statement of Net Assets
August 31, 1998
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
 MUNICIPAL BONDS - 102.49%
 Convention Center/Stadium Revenue
    Bonds - 2.01%
 Metropolitan Pier & Exposition Authority Illinois
    Hospitality Facilities - McCormick PL Convention
    5.75% 07/01/06 ..................................    $500,000      $531,995
                                                                   ------------
                                                                        531,995
                                                                   ------------
 Higher Education Bonds - 7.63%
 Massachusetts State Industrial Finance Agency
    Western New England College
    5.00% 07/01/28 (AMBAC) ..........................   1,000,000       983,180
 Virginia College Building Authority
    (University of Richmond Project)
    6.40% 11/01/22 ..................................   1,000,000     1,037,490
                                                                   ------------
                                                                      2,020,670
                                                                   ------------
 Highway Revenue Bonds - 13.44%
 Dunes, Florida Community Development District-
    Intracoastal Waterway Bridge (ITT Industries
    Corporation)
    5.50% 10/01/07 ..................................     825,000       866,852
*Foothill/Eastern Transportation Corridor Agency
    California Toll Road Revenue Senior Lien Series A
    6.01% 01/01/05 ..................................   1,500,000     1,115,190
 Oklahoma State Turnpike Authority Turnpike Revenue
    Second Senior Series A
    5.50% 01/01/06 (FGIC) ...........................   1,450,000     1,578,237
                                                                   ------------
                                                                      3,560,279
                                                                   ------------
 Hospital Revenue Bonds - 3.81%
 Illinois Health Facilities Authority Revenue
    Refunding Midwest Physician Group Limited
    5.375% 11/15/08 .................................   1,000,000     1,010,480
                                                                   ------------
                                                                      1,010,480
                                                                   ------------
 Housing Revenue Bonds - 18.69%
 Iowa Finance Authority MultiFamily Housing
    Forest Glen Apartments Project
    Series A 5.60% 11/01/22 (FNMA) ..................     755,000       778,979
 Maryland State Community Development
    Administration Department Of Housing &
    Community Development
    (Single Family Program) 6th Series
    5.90% 04/01/01 ..................................   1,000,000     1,044,820
 Montgomery County, Pennsylvania Redevelopment
    Authority Multifamily Housing Revenue
    (KBF Associates) 6.00% 07/01/04 .................   2,000,000     2,081,420
 Palatine, Illinois MultiFamily Housing
    (Prairiebrook Project) Series A
    5.50% 12/01/06 (FNMA) ...........................   1,000,000     1,047,120
                                                                   ------------
                                                                      4,952,339
                                                                   ------------
                                                        for tax-exempt income 19

Tax-Free USA Intermediate Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
MUNICIPAL BONDS (Continued)
Industrial Development Revenue
   Bonds - 5.68%
New York City, New York Industrial Development
   Agency Civic Facility Revenue
   YMCA Greater NY Project 5.40% 08/01/04 ...........  $1,440,000    $1,503,518
                                                                   ------------
                                                                      1,503,518
                                                                   ------------
Power Authority Revenue Bonds - 4.05%
New Madrid, Missouri Power Plant
   5.65% 06/01/03 (AMBAC) ...........................   1,000,000     1,072,380
                                                                   ------------
                                                                      1,072,380
                                                                   ------------
School District General Obligation
   Bonds - 4.01%
Philadelphia, Pennsylvania School District Series A
   6.25% 05/15/01 (AMBAC) ...........................   1,000,000     1,063,560
                                                                   ------------
                                                                      1,063,560
                                                                   ------------
State Agency Bonds - 15.31%
Indiana Bond Bank (State Revolving Fund Program)
   Series A 6.00% 02/01/01 ..........................     500,000       526,395
Michigan Municipal Bond Bank Authority Revenue
   Local Government Loan Program -
   Series G 5.85% 05/01/01 (AMBAC) ..................   2,000,000     2,102,200
Pennsylvania State Industrial Development Authority
   Revenue 6.00% 07/01/99 (AMBAC) ...................   1,400,000     1,427,426
                                                                   ------------
                                                                      4,056,021
                                                                   ------------
Transportation Revenue Bonds - 22.25%
Chicago, Illinois Midway Airport Revenue Series A AMT
   5.125% 01/01/35 (MBIA) ...........................   1,060,000     1,041,906
Harris County, Texas Industrial Development
   Corporation Airport Facilities, Refunding
   (Continental Airlines Project)
   AMT 5.00% 07/01/07 ...............................   1,720,000     1,727,190
Rhode Island Port Authority and Economic
   5.80 07/01/02 (FSA) ..............................     565,000       599,697
   5.90 07/01/03 (FSA) ..............................     490,000       526,471
Southeastern Pennsylvania Transportation Authority
   (Letter 0f Credit-Canadian Imperial)
   6.00% 06/01/99 ...................................   1,000,000     1,016,370
Wayne Charter County, Michigan Airport Revenue
   Detroit Metro Wayne County Series A AMT
   5.00% 12/01/22 (MBIA) ............................   1,000,000       983,360
                                                                   ------------
                                                                      5,894,994
                                                                   ------------
Water & Sewer Revenue Bonds - 1.61%
Easton, Pennsylvania Joint Sewer Authority
   5.60% 04/01/03 (ASSET GTY) .......................     200,000       212,828
Marysville, Washington Water & Sewer Revenue
   5.50% 12/01/02 (MBIA) ............................     200,000       212,634
                                                                   ------------
                                                                        425,462
                                                                   ------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
MUNICIPAL BONDS (Continued)
Other Revenue Bonds - 4.00%
West Virginia School Building Authority Capital
   Improvement 5.625% 07/01/02 (MBIA) ...............  $1,000,000    $1,058,900
                                                                   ------------
                                                                      1,058,900
                                                                   ------------
Total Municipal Bonds (cost $26,029,619) ............                27,150,598
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES - 102.49%
   (cost $26,029,619) ...........................................   $27,150,598
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (2.49%) .............................................      (659,085)
                                                                    ------------
NETASSETS APPLICABLE TO 2,107,019 TAX-FREE USA
  INTERMEDIATE FUND CLASS A SHARES,
  180,527 TAX-FREE USA INTERMEDIATE FUND CLASS B SHARES,
  AND 186,415 TAX-FREE USA INTERMEDIATE FUND CLASS C
  SHARES ($0.01 PAR VALUE) OUTSTANDING; EQUIVALENT TO
  $10.71 PER SHARE - 100.00% ....................................   $26,491,513
                                                                   ============
----------------------
* The interest rate shown for this security is the effective yield.

   ASSET GTY - Insured by the Asset Guaranty Insurance Corporation
         AMT - Subject to Federal Alternative Minimum Tax
       AMBAC - Insured by the AMBAC Indemnity Corporation
        FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association
         FSA - Insured by Financial Security Assurance
        MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 500,000,000 shares authorized to
   the Tax-Free USA Intermediate Fund ...........................   $26,091,782
Accumulated net realized loss on investments ....................      (721,248)
Net unrealized appreciation of investments ......................     1,120,979
                                                                   ------------
Total net assets ................................................   $26,491,513
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE USA INTERMEDIATE FUND A CLASS
Net asset value A Class (A) .....................................        $10.71
Sales charge (2.75% of offering price or 2.80% of amount
   invested per share) (B) ......................................          0.30
                                                                         ------
Offering price                                                           $11.01
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

20 for tax-exempt income

Voyageur Mutual Funds, Inc.
National High Yield Municipal Bond Fund
Statement of Net Assets
August 31, 1998
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
Municipal Bonds - 99.84%
Continuing Care/Retirement Revenue
   Bonds - 11.64%
Bridgeton, Missouri Industrial Development
   Authority Senior Housing Revenue, The Sarah
   Community Project 5.90% 5/1/28 ..................   $1,000,000    $1,000,690
Clark County, Nevada Assisted Living Homestead
   Boulder City 6.50% 12/1/27 ......................    2,575,000     2,678,901
Indianapolis, Indiana Economic Development
   Revenue - National Benevolent Association
   7.25% 10/1/10 ...................................      700,000       773,787
Marion County, Missouri Nursing Home Revenue
   7.00% 8/1/13 ....................................    1,050,000     1,110,438
Saint Tammany, Louisiana Public Trust
   Financing Authority Revenue - Christwood Project
   5.70% 11/15/28 ..................................    1,500,000     1,466,055
South Dakota Health & Education Facilities Revenue -
   Westhills Retirement Village 7.25% 9/1/13 .......    1,125,000     1,175,670
Spring Park, Minnesota Twin Birch Health Care Center
   (Guarantor: Presbyterian Homes of Minnesota)
   8.25% 8/1/11 ....................................      500,000       534,145
Volusia, Florida Industrial Development Authority-
   Bishops Glen Project Retirement Health Facilities
   7.50% 11/1/16 ...................................    1,065,000     1,143,991
                                                                   ------------
                                                                      9,883,677
                                                                   ------------
General Obligation Bonds - 6.07%
Illinois State Development Finance Authority East
   St. Louis Debt Restructure Revenue
   7.375% 11/15/11 .................................    1,100,000     1,245,684
Niles, Illinois Park District Unlimited Tax
   Series A 6.65% 12/1/14 ..........................      860,000       946,834
Orange Beach, Alabama Refunding and Capital
   Improvement Unlimited Tax 6.25% 10/1/13 .........    1,500,000     1,602,105
Romeoville, Illinois Recreational Facilities
   Unlimited Tax Series A 7.80% 1/1/11 .............    1,000,000     1,103,160
Winter Park West, Colorado Water & Sanitation
   District Unlimited Tax 9.25% 12/1/06 ............      250,000       254,923
                                                                   ------------
                                                                      5,152,706
                                                                   ------------
Higher Education Revenue Bonds - 4.85%
Dubuque County, Iowa Private College Facilities
   Clarke College Project 5.375% 9/1/18 ............    1,030,000     1,035,881
New Hampshire Education & Health Authority -
   Brewster Academy 6.75% 6/1/25 ...................    1,000,000     1,083,730
New Jersey State Educational Facilities Revenue
   Fairleigh Dickinson University -
   Series G 5.70% 7/1/28 ...........................    2,000,000     1,995,540
                                                                   ------------
                                                                      4,115,151
                                                                   ------------
Hospital Revenue Bonds - 7.76%
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue-Allegheny Valley
   Hospital 7.75% 8/1/20 ...........................    1,000,000       937,240

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
Municipal Bonds (Continued)
Hospital Revenue Bonds (Continued)
Cuyahoga County, Ohio Health Care Facilities
   Revenue - Benjamin Rose Institute Project
   5.50% 12/1/28 ...................................   $1,750,000    $1,716,960
Illinois Health Facilities Authority Revenue -
   Midwest Physician Group Limited
   5.50% 11/15/19 ..................................    1,685,000     1,678,580
Saint Joseph County, Indiana Industrial Economic
   Development - Madison Center Project
   5.50% 2/15/21 ...................................    1,150,000     1,163,639
South Dakota Health & Education Facilities Revenue -
   Huron Regional Medical Center
   7.00% 4/1/10 ....................................    1,000,000     1,100,640
                                                                   ------------
                                                                      6,597,059
                                                                   ------------
Housing Revenue Bonds - 2.44%
Bernalillo County, New Mexico Multifamily
   Housing-Topke Commons/Arbors Project -
   Series D 7.70% 4/1/27 ...........................    1,000,000     1,043,340
Wharton Housing Development Corporation-Texas State
   Multifamily Housing Section 8 8.00%
   2/1/03 ..........................................      100,000       100,231
   2/1/04 ..........................................      105,000       105,244
   2/1/05 ..........................................      110,000       110,255
   2/1/06 ..........................................      120,000       120,278
   2/1/07 ..........................................      130,000       130,302
   2/1/08 ..........................................      140,000       140,325
   2/1/09 ..........................................      155,000       155,360
   2/1/10 ..........................................      165,000       165,383
                                                                   ------------
                                                                      2,070,718
                                                                   ------------
Industrial Development Revenue Bonds - 9.88%
Brunswick & Glynn County, Georgia Development
   Authority Revenue Refunding Georgia Pacific
   Corporation Project 5.55% 3/1/26 AMT ............    1,500,000     1,516,380
Moundville, Alabama Industrial Development Board
   Revenue Lawter International, Inc. Project
   Series LI 6.75% 12/1/11 .........................    1,500,000     1,610,385
New Jersey Economic Development Authority
   Kapkowski Road Landfill
   Series A 6.375% 4/1/18 ..........................    1,150,000     1,156,002
Newbern,Tennessee Industrial Development Board
   Newbern Rubber, Inc. (Dana Corporation)
   7.90% 3/1/00 ....................................    1,000,000     1,045,810
New York City, New York Industrial Development
   Agency - Refunding - Revenue-Field Hotel
   Assoc/JFK 6.00% 11/01/28 ........................    1,500,000     1,504,995
Ohio State Water Development Authority Solid
   Waste Disposal, Bay Shore Power Project -
   Series A 5.875% 9/1/20 AMT ......................      500,000       507,395
Virginia Beach, Virginia Development Authority
   Revenue Reference Ramada On The Beach
   6.625% 12/1/09 ..................................    1,000,000     1,051,670
                                                                   ------------
                                                                      8,392,637
                                                                   ------------
                                                        for tax-exempt income 21

National High Yield Municipal Bond Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
 MUNICIPAL BONDS (Continued)
 Lease/Certificates of Participation - 4.09%
 Dauphin County, Pennsylvania General Authority
    Office & Parking/Riverfront
    Series A 5.75% 1/1/10 .............................$2,125,000    $2,139,068
 Illinois State Development Finance Authority Harrisburg
    Medical Center Project
    7.00% 3/1/06 ......................................   400,000       441,275
    7.20% 3/1/07 ......................................   400,000       445,064
    7.20% 3/1/08 ......................................   400,000       445,064
                                                                   ------------
                                                                      3,470,471
                                                                   ------------
 Pollution Control Revenue Bonds - 10.17%
 California Pollution Control Financing Authority -
    Pollution Control Revenue - Laidlaw Environmental -
    Series A  6.70% 7/1/07 AMT ........................ 1,000,000     1,060,680
 Jefferson County, Arkansas Pollution Control-
    Energy Arkansas 5.60% 10/1/17 ..................... 1,000,000     1,016,740
 Lewis and Clark County, Montana Environmental
    Revenue - Asarco Incorporated Project
    5.60% 1/1/27 ...................................... 1,500,000     1,546,860
 New Hampshire State Business Finance Authority
    Pollution Control Revenue Public
    Service Company of New Hampshire -
    Series D 6.00% 5/1/21 AMT ......................... 3,000,000     3,077,760
 Ohio State Air Quality Development Authority
 Revenue-Pollution Control Cleveland Electric
    Illuminating Series B 6.00% 8/1/20 ................   975,000     1,014,546
 Yarmouth, Maine Pollution Control Revenue -
    Central Maine Power 6.75% 6/1/02 ..................   910,000       917,381
                                                                   ------------
                                                                      8,633,967
                                                                   ------------
*Pre-Refunded Bonds - 14.85%
 Alexandria, Minnesota Health Care Facility Revenue -
    Board of Social Ministry 8.75% 8/1/21-01 ..........   500,000       576,235
 Arapahoe, Colorado Water & Sanitation District Revenue
    9.125% 12/1/08-98 .................................   500,000       511,715
    9.25% 12/1/13-98 ..................................   210,000       214,983
 Bedford Park, Illinois Tax Increment Revenue
    8.00% 12/1/10-04 .................................. 1,200,000     1,438,596
 Colorado Technical Center Metropolitan District
    Unlimited Tax 9.75% 6/1/09-99 .....................   545,000       576,397
 Easton, Pennsylvania Area Joint Sewer Authority
    6.20% 4/1/09-03 ................................... 1,000,000     1,088,980
 Elizabeth Borough, Pennsylvania Municipal Authority -
    Guaranteed Sewer 7.15% 1/1/21-02 ..................   500,000       558,680
 Etowah County, Alabama Refunding Warrants
    8.50% 11/1/10-00 ..................................   800,000       882,976
 Illinois Health Facility Authority Revenue-Midwest
    Physician Group Project 8.10% 11/15/14-04 .........   980,000     1,201,176
 Lead, South Dakota Community Recreation Center
    Lease Revenue/ Northern Hills YMCA
    8.875% 10/1/18-98 .................................   590,000       610,066
 Lehigh County, Pennsylvania General Purpose
    Authority - Wiley House 8.75% 11/1/14-99 ..........   750,000       808,140
 Panorama, Colorado Metropolitan District Unlimited
    Tax 9.00% 12/1/09-99 ..............................   750,000       806,243

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
 MUNICIPAL BONDS (Continued)
*Pre-Refunded Bonds (Continued)
 Pennsylvania Higher Education Facility Authority -
    Drexel University 6.75% 5/1/12-03 ................ $1,300,000    $1,469,208
 Streamwood, Illinois Special Service Area #3 Tax
    Revenue 8.375% 1/1/09-99 .........................  1,000,000     1,035,340
 West Chicago, Illinois Tax Increment
    7.375% 12/1/12-02 ................................    720,000       833,112
                                                                   ------------
                                                                     12,611,847
                                                                   ------------
 Transportation Revenue Bonds - 2.14%
 Cleveland, Ohio Airport Special Revenue
    Continental Airlines Project
    5.375% 9/15/27 AMT ...............................    450,000       441,239
 Toledo Lucas County, Ohio Port Authority Airport
 Revenue Refunding Improvement
    Series 1 5.50% 5/15/20 ...........................  1,405,000     1,376,984
                                                                   ------------
                                                                      1,818,223
                                                                   ------------
 Utility Revenue Bonds - 1.69%
 Chelsea, Oklahoma Gas Authority
    7.25% 7/1/13 .....................................    600,000       660,750
    7.30% 7/1/19 .....................................    700,000       770,756
                                                                   ------------
                                                                      1,431,506
                                                                   ------------
 Water & Sewer Revenue Bonds - 7.80%
 Franklin County, Missouri Public Water Supply
    District Waterworks & Sewer System
    7.375% 12/1/18 ...................................  1,255,000     1,362,315
 Hopewell Township, Pennsylvania Guaranteed Sewer
    6.00% 11/1/13 ....................................  1,215,000     1,239,689
 New Kensington, Pennsylvania Municipal Sanitation
    Authority Revenue 7.50% 10/1/11 ..................  1,000,000     1,065,460
 Upper Bear Creek, Alabama Water, Sewer, & Fire
    Revenue District 6.25% 8/1/15 ....................  1,250,000     1,298,863
 Vance, Alabama Governmental Utilities Services
    Corporation Sewer Services Revenue
    7.50% 10/1/18 ....................................  1,550,000     1,658,082
                                                                   ------------
                                                                      6,624,409
                                                                   ------------
 Other Revenue Bonds - 16.46%
 Arbor Greene, Florida Community Development District,
    Special Assessment Revenue 7.00% 5/1/03 ..........    555,000       575,391
 Colorado Postsecondary Education Facilities
    Authority Colorado Ocean Journey Project
    8.00% 12/1/06 ....................................  1,000,000     1,153,760
 Connector 2000 Assn South Carolina Toll Road
    Revenue Senior - Southern Connector Project
    Series A 5.375% 1/1/38 ...........................  2,000,000     1,868,740
 Fishers, Indiana Economic Development Revenue -
    Indiana United Student Aid Fund, Inc.
    8.375% 9/1/14 ....................................  1,000,000     1,030,000
 Lowry, Colorado Economic Redevelopment Authority
    Revenue Series A 7.00% 12/1/10 ...................  1,000,000     1,012,320
 Mashantucket, Connecticut Western Pequot Tribe
    Special Revenue - Series B 5.75% 9/1/27 ..........  1,000,000     1,039,570

22 for tax-exempt income

National High Yield Municipal Bond Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     -----
MUNICIPAL BONDS (Continued)
Other Revenue Bonds (Continued)
Massachusetts State Industrial Finance Agency
   Revenue The Tabor Academy Issue
   5.40% 12/1/28 ..................................    $2,000,000    $1,982,140
Oklahoma City, Oklahoma Public Property Authority -
   City Golf System 8.30% 10/1/16 .................     1,000,000     1,088,310
Pocatello, Idaho Development Authority Allocation
   Tax Increment Revenue 7.25% 12/1/08 ............       250,000       259,005
Prescott Valley, Arizona Improvement District -
   Special Assessment 7.90% 1/1/12 ................       500,000       565,500
Santa Fe, New Mexico Municipal Recreational
   Complex Net Revenue 5.625% 12/1/23 .............     1,140,000     1,127,015
Washington State Housing Finance Commission -
   State School Directors' Association -
   Private Placement 8.25% 7/1/02 .................       140,000       150,760
Washington State Housing Finance Commission -
   State School Directors' Association - Private
   Placement 8.25% 7/1/12 .........................       625,000       725,569
Washington State Housing Finance Commonwealth
   Nonprofit - Virginia Mason Research Center
   Project A (LOC US Bank Trust N.A.)
   5.70% 1/1/24 ...................................     1,000,000     1,044,060
Westminster, Colorado Shaw Heights Special
   Improvement District 7.50% 12/1/07 .............       350,000       352,146
                                                                   ------------
                                                                     13,974,286
                                                                   ------------
Total Municipal Bonds (cost $80,544,329) ..........                  84,776,657
                                                                   ------------
                                                          Number
                                                         of Shares
                                                         ---------
Short-Term Investments - 2.41%
Norwest Advantage Municipal Money Market Fund .....     2,047,313     2,047,313
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,047,313) ....                   2,047,313
                                                                    ------------
TOTAL MARKET VALUE OF SECURITIES - 102.25%
   (COST $82,591,642) .............................                 $86,823,970
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (2.25%)......................                  (1,908,141)
                                                                    ------------
NET ASSETS APPLICABLE TO 7,860,095 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ........                 $84,915,829
                                                                    ============

NET ASSET VALUE - NATIONAL HIGH YIELD MUNICIPAL BOND FUND
   A CLASS ($69,606,440 / 6,445,310 SHARES) ..............               $10.80
                                                                         ======
NET ASSET VALUE - NATIONAL HIGH YIELD MUNICIPAL BOND FUND
   B CLASS ($10,619,711 / 981,653 SHARES) ................               $10.82
                                                                         ======
NET ASSET VALUE - NATIONAL HIGH YIELD MUNICIPAL BOND FUND
   C CLASS ($4,689,678 / 433,132 SHARES) .................               $10.83
                                                                         ======
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   AMT - Subject to Federal Alternative Minimum Tax
   LOC - Letter of Credit

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 100,000,000,000 shares authorized to the Fund with 10,000,000,000 shares allocated to
   National High Yield Municipal Bond Fund A Class, 10,000,000,000
   shares allocated to National High Yield Municipal Bond Fund B
   Class, and 10,000,000,000 shares allocated to National High
   Municipal Yield Bond Fund C Class ..........................     $80,567,552
Distributions in excess of net investment income ..............            (700)
Accumulated net realized gain on investments ..................         116,649
Net unrealized appreciation of investments ....................       4,232,328
                                                                   ------------
Total net assets ..............................................     $84,915,829
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - NATIONAL HIGH
   YIELD MUNICIPAL BOND FUND A CLASS
Net asset value per share (A)                                            $10.80
Sales charge (3.75% of offering price or 3.89% of
amount invested per share) (B)                                             0.42
                                                                         ------
Offering price                                                           $11.22
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 23
Statements of Operations
--------------------------------------------------------------------------------

                                                                                             Eight Months    Year
                                                                                                Ended        Ended
                                                                   Year Ended                 August 31,   December 31,
                                                                 August 31, 1998                  1998        1997
                                                      ------------------------------------   -----------   ------------
                                                        Tax-Free    Tax-Free   Tax-Free USA      National High Yield
                                                           USA       Insured   Intermediate        Municipal Bond
                                                          Fund         Fund        Fund                Fund
                                                      -----------  ----------   ----------    -------------------------
INVESTMENT INCOME:
Interest ..........................................   $38,493,327  $4,601,048   $1,381,302    $3,126,337   $3,888,274
                                                      -----------  ----------   ----------    ----------   ----------
EXPENSES:
Management fees ...................................     3,772,773     476,167      125,100       315,067      362,050
Distribution expense ..............................     1,500,683     189,086       68,682       170,152      151,515
Dividend disbursing and transfer agent fees
  and expenses ....................................       489,236      75,906       36,975        23,057       59,896
Accounting ........................................       255,812      31,190        9,983        17,493       20,729
Reports and statements to shareholders ............       130,425      21,860       13,263        12,260           --
Registration fees .................................        48,715      32,746       70,570        20,756           --
Taxes (other than taxes on income) ................        55,680       9,071        2,750         3,125           --
Professional fees .................................        49,112      11,438       11,033         2,917       20,362
Amortization of organization expense ..............            --          --          642            --           --
Director's fees ...................................        13,400       3,869        2,931           863        2,309
Custodian fees ....................................        15,021      15,436        1,730           970        5,507
Other .............................................       129,673      41,748       25,003        28,211        9,778
                                                      -----------  ----------   ----------    ----------   ----------
                                                        6,460,530     908,517      368,662       594,871      632,146
Less expenses absorbed or waived ..................            --          --     (167,766)      (96,194)    (153,755)
                                                      -----------  ----------   ----------    ----------   ----------
Total operating expenses (before interest expense).     6,460,530     908,517      200,896       498,677      478,391
                                                      -----------  ----------   ----------    ----------   ----------
Interest expense ..................................            --          --           --           407           --
                                                      -----------  ----------   ----------    ----------   ----------
Total expenses ....................................     6,460,530     908,517      200,896       499,084      478,391
                                                      -----------  ----------   ----------    ----------   ----------
NET INVESTMENT INCOME .............................    32,032,797   3,692,531    1,180,406     2,627,253    3,409,883
                                                      -----------  ----------   ----------    ----------   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions ......     1,046,343   1,157,316      274,027       116,864      782,775
Net change in unrealized appreciation/depreciation
  of investments ..................................    15,815,410   1,050,199      322,706       680,352    1,305,512
                                                      -----------  ----------   ----------    ----------   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...    16,861,753   2,207,515      596,733       797,216    2,088,287
                                                      -----------  ----------   ----------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $48,894,550  $5,900,046   $1,777,139    $3,424,469   $5,498,170
                                                      ===========  ==========   ==========    ==========   ==========

                             See accompanying notes

24 for tax-exempt income

Statements Of Changes In Net Assets

--------------------------------------------------------------------------------
                                                               Tax-Free                  Tax-Free               Tax-Free USA
                                                               USA Fund                Insured Fund           Intermediate Fund
                                                      -----------   -----------   ----------   ----------   ----------  ----------
                                                      Year Ended    Year Ended    Year Ended   Year Ended   Year Ended  Year Ended
                                                        8/31/98       8/31/97      8/31/98       8/31/97     8/31/98     8/31/97
                                                      -----------   -----------   ----------   ----------   ----------  ----------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ..............................  $32,032,797   $39,265,992   $3,692,531   $4,264,919   $1,180,406   $1,267,170
Net realized gain on investments ...................    1,046,343    10,051,521    1,157,316    1,042,113      274,027       27,578
Net change in unrealized appreciation/depreciation
   of investments ..................................   15,815,410     2,978,780    1,050,199    1,099,718      322,706      305,500
                                                     ------------  ------------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from operations   48,894,550    52,296,293    5,900,046    6,406,750    1,777,139    1,600,248
                                                     ------------  ------------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .........................................  (30,412,332)  (37,562,093)  (3,545,965)  (4,105,498)  (1,042,578)  (1,147,363)
   B Class .........................................   (1,548,295)   (1,645,084)    (138,959)    (153,999)     (72,412)     (65,780)
   C Class .........................................      (72,170)      (58,814)      (7,607)      (5,423)     (65,416)     (54,027)
Net realized gain on investment transactions:
   A Class .........................................   (9,769,741)   (2,961,519)  (1,342,436)    (657,491)          --           --
   B Class .........................................     (576,564)     (138,398)     (61,524)     (28,164)          --           --
   C Class .........................................      (23,804)       (4,957)      (1,755)      (1,087)          --           --
                                                     ------------  ------------  -----------  -----------  -----------  -----------
                                                      (42,402,906)  (42,370,865)  (5,098,246)  (4,951,662)  (1,180,406)  (1,267,170)
                                                     ------------  ------------  -----------  -----------  -----------  -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .........................................  144,108,439    65,707,580    6,530,589    8,299,445    7,382,578    7,231,208
   B Class .........................................    5,979,720    11,820,404    1,369,816    1,177,381      373,870      745,655
   C Class .........................................    1,308,160     1,048,230      348,248       18,602      953,661    2,257,479
Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investment transactions:
   A Class .........................................   22,556,978    22,364,182    2,762,483    2,544,126      639,979      731,354
   B Class .........................................    1,254,576     1,005,202      114,231       97,771       49,194       46,197
   C Class .........................................       69,729        50,122        7,917        6,398       58,692       51,393
                                                     ------------  ------------  -----------  -----------  -----------  -----------
                                                      175,277,602   101,995,720   11,133,284   12,143,723    9,457,974   11,063,286
                                                     ------------  ------------  -----------  -----------  -----------  -----------
Cost of shares repurchased:
   A Class ......................................... (201,784,187) (182,537,900) (14,181,256) (15,013,442)  (7,609,474)  (9,242,056)
   B Class .........................................   (5,728,548)   (7,991,403)    (877,799)  (1,087,056)    (366,489)    (470,777)
   C Class .........................................     (559,386)     (410,984)    (126,525)     (57,472)    (480,482)  (1,090,281)
                                                     ------------  ------------  -----------  -----------  -----------  -----------
                                                     (208,072,121) (190,940,287) (15,185,580) (16,157,970)  (8,456,445) (10,803,114)
                                                     ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets derived from
capital share transactions .........................  (32,794,519)  (88,944,567)  (4,052,296)  (4,014,247)   1,001,529      260,172
                                                     ------------  ------------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS ............... (26,302,875)  (79,019,139)  (3,250,496)  (2,559,159)   1,598,262      593,250

NET ASSETS:
Beginning of period ................................. 652,412,347   731,431,486   82,085,259   84,644,418   24,893,251   24,300,001
                                                     ------------  ------------  -----------  -----------  -----------  -----------
End of period .......................................$626,109,472  $652,412,347  $78,834,763  $82,085,259  $26,491,513  $24,893,251
                                                     ============  ============  ===========  ===========  ===========  ===========

                             See accompanying notes
                                                        for tax-exempt income 25

--------------------------------------------------------------------------------


                                                                 National High Yield Municipal Bond Fund
                                                                 ---------------------------------------
                                                                      Eight          Year    Five Months
                                                                  Months Ended      Ended       Ended
                                                                     8/31/98      12/31/97    12/31/96
                                                                 ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ......................................       $2,627,253    $3,409,883   $1,546,818
Net realized gain (loss) on investments ....................         $116,864       782,775      (97,077)
Net change in unrealized appreciation/depreciation of
   investments .............................................          680,352     1,305,512    1,323,262
                                                                  -----------   -----------  -----------
Net increase in net assets resulting from operations .......        3,424,469     5,498,170    2,773,003
                                                                  -----------   -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .................................................       (2,315,936)   (3,329,293)  (1,541,075)
   B Class .................................................         (228,487)      (69,276)        (121)
   C Class .................................................          (83,530)      (16,936)         N/A
Net realized gain on investment transactions:
   A Class .................................................         (224,098)     (361,157)          --
   B Class .................................................          (33,528)      (20,891)          --
   C Class .................................................          (14,611)       (6,153)         N/A
                                                                  -----------   -----------  -----------
                                                                   (2,900,190)   (3,803,706)  (1,541,196)
                                                                  -----------   -----------  -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .................................................       16,001,177     5,556,071    2,208,712
   B Class .................................................        7,552,082     3,486,119       88,126
   C Class .................................................        3,689,595     1,199,065          N/A
Net asset value of shares issued upon reinvestment of
   distributions from net investment income and net realized
   gain on investment transactions:
   A Class .................................................        1,441,346     2,223,087      625,742
   B Class .................................................          149,917        42,767           --
   C Class .................................................           55,914         9,665          N/A
                                                                  -----------   -----------  -----------
                                                                   28,890,031    12,516,774    2,922,580
                                                                  -----------   -----------  -----------
Cost of shares repurchased:
   A Class .................................................       (3,739,701)  (13,058,929)  (8,421,106)
   B Class .................................................         (711,513)      (92,987)          --
   C Class .................................................         (298,771)         (794)         N/A
                                                                  -----------   -----------  -----------
                                                                   (4,749,985)  (13,152,710)  (8,421,106)
                                                                  -----------   -----------  -----------
Increase (decrease) in net assets derived from capital share
   transactions ............................................       24,140,046      (635,936)  (5,498,526)
                                                                  -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS ......................       24,664,325     1,058,528   (4,266,719)

NET ASSETS:
Beginning of period ........................................       60,251,504    59,192,976   63,459,695
                                                                  -----------   -----------  -----------
End of period ..............................................      $84,915,829   $60,251,504  $59,192,976
                                                                  ===========   ===========  ===========
----------------------
N/A - The Fund's C Classes did not commence operations until May 26, 1997.

                             See accompanying notes

26 for tax-exempt income


Financial Highlights
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Tax-Free USA Fund A Class
                                                             -----------------------------------------------------------
                                                                                Year Ended August 31,
                                                                1998        1997         1996       1995         1994
Net asset value, beginning of period ......................   $11.710     $11.550      $12.070     $12.040      $12.640

Income from investment operations:
   Net investment income ..................................     0.597       0.666        0.696       0.746        0.751
   Net realized and unrealized gain (loss) on investments .     0.310       0.210       (0.460)      0.030       (0.566)
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.907       0.876        0.236       0.776        0.185
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.597)     (0.666)      (0.696)     (0.746)      (0.751)
   Distributions from net realized gain on investment
      transactions ........................................    (0.190)     (0.050)      (0.060)       none       (0.034)
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ......................    (0.787)     (0.716)      (0.756)     (0.746)      (0.785)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $11.830     $11.710      $11.550     $12.070      $12.040
                                                              =======     =======      =======     =======      =======

Total return(1) ...........................................      8.00%       7.79%        1.91%       6.74%        1.49%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $586,848    $615,852     $700,853    $758,470     $745,796
   Ratio of expenses to average net assets ................      0.97%       0.94%        0.94%       0.92%        0.89%
   Ratio of net investment income to average net assets ...      5.08%       5.73%        5.82%       6.29%        6.07%
   Portfolio turnover .....................................        81%         44%          42%         27%          10%
----------------------
(1) Does not include maximum sales charge of 3.75% nor the 0.50-1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 24 months of purchase.

                             See accompanying notes
                                                        for tax-exempt income 27

Selected data for each share of the Fund outstanding throughout each period were as follows:
--------------------------------------------------------------------------------


                                                                               Tax-Free USA Fund B Class
                                                             ------------------------------------------------------------
                                                                                                               5/2/94(2)
                                                               1998        1997         1996         1995       8/31/94
Net asset value, beginning of period .....................    $11.710     $11.550      $12.070     $12.040      $12.080

Income from investment operations:
   Net investment income .................................      0.503       0.573        0.600       0.649        0.214
   Net realized and unrealized gain (loss) on investments.      0.310       0.210       (0.460)      0.030       (0.040)
                                                              -------     -------      -------     -------      -------
   Total from investment operations ......................      0.813       0.783        0.140       0.679        0.174
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.503)     (0.573)      (0.600)     (0.649)      (0.214)
   Distributions from net realized gain on investment
     transactions ........................................     (0.190)     (0.050)      (0.060)       none         none
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions .....................     (0.693)     (0.623)      (0.660)     (0.649)      (0.214)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ...........................    $11.830     $11.710      $11.550     $12.070      $12.040
                                                              =======     =======      =======     =======      =======
Total return(1) ..........................................       7.15%       6.94%        1.11%       5.88%        1.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $36,919     $35,055      $29,773     $17,779       $3,937
   Ratio of expenses to average net assets ...............       1.77%       1.74%        1.74%       1.74%        1.74%
   Ratio of net investment income to average net assets ..       4.28%       4.93%        5.03%       5.47%        5.22%
   Portfolio turnover ....................................         81%         44%          42%         27%          10%
----------------------
(1) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

TABLE STUB

                                                                   Tax-Free USA Fund C Class
                                                             ------------------------------------
                                                                  Year Ended         11/29/95(2)
                                                                   August 31,            to
                                                               1998         1997       8/31/98
Net asset value, beginning of period .....................    $11.710      $11.550     $12.230

Income from investment operations:
   Net investment income .................................      0.504        0.573       0.450
   Net realized and unrealized gain (loss) on investments.      0.310        0.210      (0.620)
                                                              -------      -------     -------
   Total from investment operations ......................      0.814        0.783      (0.170)
                                                              -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.504)      (0.573)     (0.450)
   Distributions from net realized gain on investment
      transactions .......................................     (0.190)      (0.050)     (0.060)
                                                              -------      -------     -------
   Total dividends and distributions .....................     (0.694)      (0.623)     (0.510)
                                                              -------      -------     -------
Net asset value, end of period ...........................    $11.830      $11.710     $11.550
                                                              =======      =======     =======
Total return(1) ..........................................       7.15%        6.94%      (1.44%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $2,343       $1,505        $805
   Ratio of expenses to average net assets ...............       1.77%        1.74%       1.74%
   Ratio of net investment income to average net assets ..       4.28%        4.93%       5.03%
   Portfolio turnover ....................................         81%          44%         42%

28 for tax-exempt income

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Tax-Free Insured Fund A Class
                                                            -------------------------------------------------------------
                                                                                Year Ended August 31,
                                                                1998       1997         1996         1995         1994
Net asset value, beginning of period .....................    $11.050     $10.860      $11.050     $11.020      $11.680

Income from investment operations:
   Net investment income                                        0.517       0.573        0.588       0.639        0.622
   Net realized and unrealized gain (loss) on investments.      0.295       0.281       (0.160)      0.030       (0.560)
                                                              -------     -------      -------     -------      -------
   Total from investment operations ......................      0.812       0.854        0.428       0.669        0.062
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ..................     (0.517)     (0.573)      (0.588)     (0.639)      (0.622)
   Distributions from net realized gain on investment
      transactions .......................................     (0.195)     (0.091)      (0.030)       none       (0.100)
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions .....................     (0.712)     (0.664)      (0.618)     (0.639)      (0.722)
                                                              -------     -------      -------     -------      -------
   Net asset value, end of period ........................    $11.150     $11.050      $10.860     $11.050      $11.020
                                                              =======     =======      =======     =======      =======
Total return(1) ..........................................       7.57%       8.07%        3.88%       6.33%        0.54%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $74,246     $78,377      $81,149     $86,756      $91,235
   Ratio of expenses to average net assets ...............       1.10%       1.05%        0.98%       0.98%        0.98%
   Ratio of net investment income to average net assets ..       4.65%       5.23%        5.29%       5.89%        5.48%
   Portfolio turnover ....................................         63%         42%          45%         68%          56%
----------------------
(1) Does not include maximum sales charge of 3.75% nor the 0.50-1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 24 months of purchase.

                                                                          Tax-Free Insured Fund B Class
                                                            --------------------------------------------------------------
                                                                                Year Ended August 31,
                                                                1998       1997         1996         1995       8/31/94
Net asset value, beginning of period .......................   $11.050     $10.860      $11.050     $11.020      $10.990

Income from investment operations:
   Net investment income ...................................     0.427       0.485        0.499       0.550        0.179
   Net realized and unrealized gain (loss) from investments.     0.295       0.281       (0.160)      0.030        0.030
                                                               -------     -------      -------     -------      -------
   Total from investment operations ........................     0.722       0.766        0.339       0.580        0.209
                                                               -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ....................    (0.427)     (0.485)      (0.499)     (0.550)      (0.179)
   Distributions from net realized gain on investment
      transactions .........................................    (0.195)     (0.091)      (0.030)       none         none
                                                               -------     -------      -------     -------      -------
   Total dividends and distributions .......................    (0.622)     (0.576)      (0.529)     (0.550)      (0.179)
                                                               -------     -------      -------     -------      -------
Net asset value, end of period .............................   $11.150     $11.050      $10.860     $11.050      $11.020
                                                               =======     =======      =======     =======      =======
Total return(1) ............................................      6.72%       7.21%        3.05%       5.47%        1.91%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................    $4,268      $3,619       $3,375      $2,448         $826
   Ratio of expenses to average net assets .................      1.90%       1.85%        1.78%       1.80%        1.83%
   Ratio of net investment income to average net assets ....      3.85%       4.43%        4.48%       5.07%        4.63%
   Portfolio turnover ......................................        63%         42%          45%         68%          56%

TABLE STUB

                                                                          Tax-Free Insured Fund C Class
                                                                       -------------------------------------
                                                                               Year Ended        11/29/95(2)
                                                                             to  August 31,         to
                                                                           1998         1997       8/31/96
Net asset value, beginning of period ........................            $11.050      $10.860     $11.260

Income from investment operations:
   Net investment income ....................................              0.425        0.485       0.375
   Net realized and unrealized gain (loss) from investments .              0.295        0.281      (0.370)
                                                                         -------      -------     -------
   Total from investment operations .........................              0.720        0.766       0.005
                                                                         -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income......................             (0.425)      (0.485)     (0.375)
   Distributions from net realized gain on investment
      transactions ..........................................             (0.195)      (0.091)     (0.030)
                                                                         -------      -------     -------
   Total dividends and distributions ........................             (0.620)      (0.576)     (0.405)
                                                                         -------      -------     -------
Net asset value, end of period ..............................            $11.150      $11.050     $10.860
                                                                         =======      =======     =======

Total return(1) .............................................               6.72%        7.21%       0.01%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................               $321          $89        $120
   Ratio of expenses to average net assets ..................               1.90%        1.85%       1.78%
   Ratio of net investment income to average net assets .....               3.85%        4.43%       4.48%
   Portfolio turnover .......................................                 63%          42%         45%
----------------------
(1) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for
    Class B and Class C shares.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for tax-exempt income 29

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                        Tax-Free USA Intermediate Fund A Class
                                                            -------------------------------------------------------------
                                                                                 Year Ended August 31,
                                                               1998        1997          1996        1995         1994
Net asset value, beginning of period ......................   $10.460     $10.320      $10.410     $10.320      $10.630

Income from investment operations:
   Net investment income ..................................     0.501       0.524        0.550       0.550        0.530
   Net realized and unrealized gain (loss) on investments .     0.250       0.140       (0.090)      0.090       (0.310)
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.751       0.664        0.460       0.640        0.220
                                                              -------     -------      -------     -------      -------
Less dividends:
   Dividends from net investment income ...................    (0.501)     (0.524)      (0.550)     (0.550)      (0.530)
                                                              -------     -------      -------     -------      -------
   Total dividends ........................................    (0.501)     (0.524)      (0.550)     (0.550)      (0.530)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $10.710     $10.460      $10.320     $10.410      $10.320
                                                              =======     =======      =======     =======      =======
Total return(1) ...........................................      7.34%       6.57%        4.52%       6.43%        2.09%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $22,562     $21,635      $22,617     $20,492      $28,193
   Ratio of expenses to average net assets ................      0.67%       0.43%        0.25%       0.25%        0.25%
   Ratio of expenses to average net assets prior to expense
      limitation ..........................................      1.33%       1.02%        0.95%       1.07%        1.19%
   Ratio of net investment income to average net assets ...      4.73%       5.03%        5.29%       5.37%        5.00%
   Ratio of net investment income to average net assets prior
      to expense limitation ...............................      4.07%       4.44%        4.59%       4.55%        4.06%
   Portfolio turnover .....................................       104%         34%          15%         63%          81%
----------------------
(1) Does not include maximum sales charge of 2.75% nor the 0.50-1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 24 months of purchase.

                                                                        Tax-Free USA Intermediate Fund B Class
                                                            --------------------------------------------------------------
                                                                                                               5/2/94(2)
                                                                     Year Ended August 31,                        to
                                                                1998        1997        1996        1995        8/31/94
Net asset value, beginning of period ......................   $10.460     $10.320      $10.410     $10.320      $10.230

Income from investment operations:
   Net investment income ..................................     0.411       0.436        0.460       0.460        0.150
   Net realized and unrealized gain (loss) on investments .     0.250       0.140       (0.090)      0.090        0.090
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.661       0.576        0.370       0.550        0.240
                                                              -------     -------      -------     -------      -------
Less dividends:
   Dividends from net investment income ...................    (0.411)     (0.436)      (0.460)     (0.460)      (0.150)
                                                              -------     -------      -------     -------      -------
   Total dividends ........................................    (0.411)     (0.436)      (0.460)     (0.460)      (0.150)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $10.710     $10.460      $10.320     $10.410      $10.320
                                                              =======     =======      =======     =======      =======
Total return(1) ...........................................      6.43%       5.67%        3.63%       5.53%        2.31%

Ratios and supplemental data:
       Net assets, end of period (000 omitted) ............    $1,933      $1,832       $1,490        $949         $597
   Ratio of expenses to average net assets ................      1.52%       1.28%        1.10%       1.10%        1.10%
   Ratio of expenses to average net assets prior to
   expense limitation .....................................      2.18%       1.87%        1.80%       1.92%        2.04%
   Ratio of net investment income to average net assets ...      3.88%       4.18%        4.44%       4.52%        4.15%
   Ratio of net investment income to average net assets
      prior to expense limitation .........................      3.22%       3.59%        3.74%       3.70%        3.21%
   Portfolio turnover .....................................       104%         34%          15%         63%          81%

TABLE STUB

                                                               Tax-Free USA Intermediate Fund C Class
                                                               ---------------------------------------
                                                                       Year Ended       11/29/95(2)
                                                                       August 31,           to
                                                                   1998         1997      8/31/96
Net asset value, beginning of period ......................      $10.460      $10.320     $10.480

Income from investment operations:
   Net investment income                                           0.411        0.436       0.350
   Net realized and unrealized gain (loss) on investments .        0.250        0.140      (0.160)
                                                                 -------      -------     -------
   Total from investment operations .......................        0.661        0.576       0.190
                                                                 -------      -------     -------
Less dividends:
   Dividends from net investment income ...................       (0.411)      (0.436)     (0.350)
                                                                 -------      -------     -------
   Total dividends ........................................       (0.411)      (0.436)     (0.350)
                                                                 -------      -------     -------
Net asset value, end of period ............................      $10.710      $10.460     $10.320
                                                                 =======      =======     =======
Total return(1) ...........................................         6.43%        5.67%       1.84%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................       $1,996       $1,426        $193
   Ratio of expenses to average net assets ................         1.52%        1.28%       1.10%
   Ratio of expenses to average net assets prior to
   expense limitation .....................................         2.18%        1.87%       1.80%
   Ratio of net investment income to average net assets ...         3.88%        4.18%       4.44%
   Ratio of net investment income to average net assets
      prior to expense limitation .........................         3.22%        3.59%       3.74%
   Portfolio turnover .....................................          104%          34%         15%
----------------------
(1) Does not include contingent deferred sales charge which varies from 1-2% depending upon the holding period for
    Class B and Class C shares.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

30 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      National High Yield Municipal Bond Fund A Class
                                                        --------------------------------------------------------------------------
                                                        Eight months     Year       Period from    Year         Year        Year
                                                            ended        ended       to 8/1/96     ended       ended        ended
                                                         8/31/98(1)    12/31/97(4)  12/31/96(5)   7/31/96      7/31/95     7/31/94
Net asset value, beginning of period ..................   $10.720       $10.400      $10.190     $10.170      $10.170     $10.500

Income from investment operations:
   Net investment income ..............................     0.398         0.648        0.260       0.630        0.650       0.620
   Net realized and unrealized gain (loss) on
      investments .....................................     0.115         0.390        0.210       0.140        0.040      (0.310)
                                                          -------       -------      -------     -------      -------     -------
   Total from investment operations ...................     0.513         1.038        0.470       0.770        0.690       0.310
                                                          -------       -------      -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ...............    (0.398)       (0.647)      (0.260)     (0.630)      (0.650)     (0.620)
   Distributions from net realized gain on investment
     transactions .....................................    (0.035)        (0.071)   none           (0.120)     (0.040)      (0.020)
                                                          -------       -------      -------     -------      -------     -------
   Total dividends and distributions ..................    (0.433)       (0.718)      (0.260)     (0.750)      (0.690)     (0.640)
                                                          -------       -------      -------     -------      -------     -------
Net asset value, end of period ........................   $10.800       $10.720      $10.400     $10.190      $10.170     $10.170
                                                          =======       =======      =======     =======      =======     =======
Total return(2)........................................      4.87%        10.32%        4.52%       7.78%        7.16%       2.99%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............   $69,606       $55,458      $59,105     $63,460      $66,357     $72,172
   Ratio of expenses to average net assets ............      0.92%         0.84%        0.87%(3)    0.85%        0.79%       0.91%
   Ratio of expenses to average net assets prior to
      expense limitation ..............................      1.12%         1.12%        1.07%(3)    0.96%        0.90%       1.01%
   Ratio of net investment income to average net assets      5.52%         6.15%        6.06%(3)    6.10%        6.45%       5.98%
   Ratio of net investment income to average net assets
      prior to expense limitation .....................      5.32%         5.87%        5.86%(3)    5.99%        6.34%       5.88%
   Portfolio turnover .................................        43%           45%           7%          0%           8%         28%
----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Does not include maximum sales charge of 3.75% nor the 0.50-1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 24 months of purchase.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management
    Services, Inc. to Voyageur Fund Managers, Inc.

                             See accompanying notes
                                                        for tax-exempt income 31

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  National High Yield             National High Yield
                                                                  Municipal Bond Fund             Municipal Bond Fund
                                                                        B Class                        C Class
                                                          -----------------------------------------------------------------
                                                               Eight                  Period      Eight        Period
                                                               months     Year      12/18/96(5)   months      5/26/97(5)
                                                               ended      ended          to        ended          to
                                                             8/31/98(1) 12/31/97(4)   12/31/96   8/31/98(1)   12/31/97(4)

Net asset value, beginning of period ......................   $10.730     $10.400      $10.370     $10.740      $10.440

Income from investment operations:
   Net investment income                                        0.348       0.534        0.010       0.348        0.315
   Net realized and unrealized gain (loss) on investments .     0.122       0.433        0.030       0.122        0.391
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.470       0.967        0.040       0.470        0.706
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.345)     (0.566)      (0.010)     (0.345)      (0.335)
   Distributions from net realized gain on investment
      transactions ........................................    (0.035)     (0.071)          --      (0.035)      (0.071)
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ......................    (0.380)     (0.637)      (0.010)     (0.380)      (0.406)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $10.820     $10.730      $10.400     $10.830      $10.740
                                                              =======     =======      =======     =======      =======
Total return(2) ...........................................      4.44%       9.57%        0.43%       4.44%        6.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $10,620      $3,573          $88      $4,690       $1,220
   Ratio of expenses to average net assets ................      1.67%       1.56%        1.45%(3)    1.67%        1.62%(3)
   Ratio of expenses to average net assets prior to expense
      limitation ..........................................      1.87%        1.84%       1.66%(3)    1.87%        1.90%(3)
   Ratio of net investment income to average net assets ...      4.77%        5.43%       4.65%(3)    4.77%        5.37%(3)
   Ratio of net investment income to average net assets
      prior to expense limitation .........................      4.57%        5.15%       4.44%(3)    4.57%        5.09%(3)
   Portfolio turnover .....................................        43%          45%          7%         43%          45%
----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for
    Class B and Class C shares.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) Commencement of operations.

                             See accompanying notes

32 for tax-exempt income

Delaware Group Tax-Free Fund, Inc.
Voyageur Mutual Funds, Inc.
Notes To Financial Statements
August 31, 1998
--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940 (as amended). The Fund is organized as a Maryland Corporation and offers three portfolios, the Tax-Free USA Fund, the Tax-Free Insured Fund, and the Tax-Free USA Intermediate Fund. National High Yield Municipal Bond Fund, a series of Voyageur Mutual Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Tax-Free USA Fund, Tax-Free Insured Fund, Tax-Free USA Intermediate Fund and National High Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds") each offer three classes of shares. The A Class carries a front-end sales charge of 3.75% for the Tax-Free USA Fund, Tax-Free Insured Fund and National High Yield Municipal Bond Fund, and 2.75% for the Tax-Free USA Intermediate Fund. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge.

The investment objective of the Tax-Free USA Fund and the Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.

The investment objective of the Tax-Free Insured Fund is to provide investors with preservation of capital and, as a secondary objective, seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds which are protected by insurance guaranteeing the payment of principal and interest when due and is consistent with prudent investment management.

The investment objective of the National High Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax through investing primarily in a portfolio of medium and lower grade municipal bonds.

The National High Yield Municipal Bond Fund has changed its fiscal year end from December 31 to August 31 to match the fiscal year of Delaware Investments national municipal bond funds.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company ("DMC") became the investment adviser to the National High Yield Municipal Bond Fund, Delaware Distributors, L.P. ("DDLP") became the distributor for the Fund and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting service agent for the Fund. DMC, DDLP and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly, and capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million for the Tax-Free USA Fund, 0.60% of the average daily net assets of the Tax-Free Insured Fund, 0.50% of the average daily net assets of the Tax-Free USA Intermediate Fund and 0.65% of the average daily net assets of the National High Yield Municipal Bond Fund. Effective January 1, 1998, DMC has elected voluntarily to waive its fee and reimburse the Tax-Free USA Intermediate Fund to the extent that the annual operating expenses, exclusive of distribution expenses, exceed 0.55% of average daily net assets through December 31, 1998. Prior to January 1, 1998, DMC absorbed expenses in the Tax-Free USA Intermediate Fund to the extent that annual operating expenses, exclusive of distribution expenses, exceeded 0.45% of average daily net assets. Effective May 1, 1998 DMC has elected to waive its fee and reimburse the National High Yield Municipal Bond Fund to the extent that annual operating expenses exclusive of distribution fees, taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets through December 31, 1998. Prior to May 1, 1998, such operating expenses were reimbursed to the extent that they exceeded 0.59% of average daily net assets.

                                                        for tax-exempt income 33


Notes to Financial Statements Continued)
--------------------------------------------------------------------------------
The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1998, the Funds had payables to affiliates as follows:

                                                                 Tax-Free      Tax-Free      Tax-Free USA   National High Yield
                                                                   USA          Insured      Intermediate        Municipal
                                                                   Fund          Fund            Fund            Bond Fund
                                                               ------------   -----------    -------------  -------------------
Investment management fees and other expenses payable to DMC.     $58,534       $36,575            --              $55,703
Dividend disbursing, transfer agent fees accounting fees ....
   and other expenses payable to DSC ........................      19,297         2,333          $3,334              7,278

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free USA Fund and the Tax-Free Insured Fund, 0.15% of the average daily net assets of the A Class for the Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the A Class for the National High Yield Municipal Bond Fund and 1.00% of the average daily net assets of the B and C Classes for all four Funds.

For the fiscal year ended August 31, 1998, DDLP earned commissions on sales of the Class A shares for each Fund were as follows:

                                                                 Tax-Free      Tax-Free      Tax-Free USA   National High Yield
                                                                   USA          Insured      Intermediate        Municipal
                                                                   Fund          Fund            Fund            Bond Fund
                                                               ------------   -----------    -------------  -------------------
                                                                 $50,125       $5,403           $8,796            $33,960

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the fiscal year ended August 31, 1998, the Fund had purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                                 Tax-Free      Tax-Free      Tax-Free USA   National High Yield
                                                                   USA          Insured      Intermediate        Municipal
                                                                   Fund          Fund            Fund            Bond Fund
                                                               ------------   -----------    -------------  -------------------
Purchases ...................................................  $517,163,265   $50,225,651     $28,553,291      $45,072,152
Sales .......................................................   533,352,234    55,632,419      26,741,621       20,617,967

At August 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                 Tax-Free      Tax-Free      Tax-Free USA   National High Yield
                                                                   USA          Insured      Intermediate        Municipal
                                                                   Fund          Fund            Fund            Bond Fund
                                                               ------------   -----------    -------------  -------------------
Cost of investments .........................................  $618,113,223   $73,709,940     $26,029,619      $82,591,642
                                                               ============   ===========     ===========      ===========
Unrealized appreciation .....................................   $59,396,426   $ 6,342,657     $ 1,120,979      $ 4,254,118
Unrealized depreciation .....................................   (20,459,203)   (1,908,000)         --              (21,790)
                                                               ------------   -----------     -----------      -----------
Net unrealized appreciation .................................   $38,937,223   $ 4,434,657     $ 1,120,979      $ 4,232,328
                                                               ============   ===========     ===========      ===========

For federal income tax purposes, the Tax-Free USA Intermediate Fund had accumulated capital losses at August 31, 1998 of $721,248 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2002 - $97,594 and 2003 - $623,654.

34 for tax-exempt income

Notes to Financial Statements Continued)
--------------------------------------------------------------------------------
5. Capital Stock
Transactions in capital stock shares were as follows:

                                                         Tax-Free USA Fund
                                                     --------------------------
                                                      Year Ended    Year Ended
                                                        8/31/98       8/31/97
                                                     ------------  ------------
Shares sold:
   A Class .........................................   12,260,232    5,645,645
   B Class .........................................      508,224    1,015,397
   C Class .........................................      111,168       89,711

Shares issued upon reinvestment of
   dividends from net investment income and net
   realized gain on investment transactions:
   A Class .........................................    1,922,998    1,917,246
   B Class .........................................      106,985       86,179
   C Class .........................................        5,944        4,299
                                                      -----------  -----------
                                                       14,915,551    8,758,477
                                                      -----------  -----------
Shares repurchased:
   A Class .........................................  (17,159,307) (15,671,660)
   B Class .........................................     (487,504)    (686,818)
   C Class .........................................      (47,557)     (35,231)
                                                      -----------  -----------
                                                      (17,694,368) (16,393,709)
                                                      -----------  -----------
Net decrease .......................................   (2,778,817)  (7,635,232)
                                                      ===========  ===========

                                                        Tax-Free Insured Fund
                                                      ------------------------
                                                      Year Ended    Year Ended
                                                        8/31/98       8/31/97
                                                     ------------  ------------
Shares sold:
   A Class .........................................      589,585     757,507
   B Class .........................................      123,658     106,909
   C Class .........................................       31,430       1,691

Shares issued upon reinvestment of dividends from net
   investment income and net realized gain on
   investment transactions:
   A Class .........................................      249,570     231,402
   B Class .........................................       10,322       8,892
   C Class .........................................          715         582
                                                     ------------  ----------
                                                        1,005,280   1,106,983
                                                     ------------  ----------
Shares repurchased:
   A Class .........................................   (1,277,871) (1,368,970)
   B Class .........................................      (79,031)    (99,060)
   C Class .........................................      (11,448)     (5,274)
                                                     ------------  ----------
                                                       (1,368,350) (1,473,304)
                                                     ------------  ----------
Net decrease                                             (363,070)   (366,321)
                                                     ============  ==========

                                                            Tax-Free USA
                                                          Intermediate Fund
                                                      ------------------------
                                                      Year Ended    Year Ended
                                                        8/31/98       8/31/97
                                                     ------------  ------------
Shares sold:
   A Class .........................................      696,975     694,060
   B Class .........................................       35,185      71,587
   C Class .........................................       89,880     216,226

Shares issued upon reinvestment of
   dividends from net investment income:
   A Class .........................................       60,354      70,127
   B Class .........................................        4,640       4,414
   C Class .........................................        5,534       4,931
                                                     ------------  ----------
                                                          892,568   1,061,345
                                                     ------------  ----------
Shares repurchased:
   A Class .........................................     (718,872)   (886,958)
   B Class .........................................      (34,488)    (45,185)
   C Class .........................................      (45,293)   (103,591)
                                                     ------------  ----------
                                                         (798,653) (1,035,734)
                                                     ------------  ----------
Net increase                                               93,915      25,611
                                                     ============  ==========

                                        National High Yield Municipal Bond Fund
                                        ---------------------------------------
                                        Eight Months     Year      Five months
                                           Ended        Ended         ended
                                          8/31/98     12/31/97       12/31/96
                                        ------------  --------     -----------
Shares sold:
   A Class ............................  1,486,196     514,279       213,088
   B Class(1) .........................    700,850     329,079         8,498
   C Class(2) .........................    342,031     112,800           N/A

Shares issued upon reinvestment of
   dividends from net investment income
   and net realized gain on investment
   transactions:
   A Class ............................    133,856     211,092        60,940
   B Class(1) .........................     13,876       4,026             0
   C Class(2) .........................      5,179         908           N/A
                                         ---------  ----------     ---------
                                         2,681,988   1,172,184       282,526
                                         ---------  ----------     ---------
Shares repurchased:
   A Class ............................   (347,504) (1,237,478)     (819,364)
   B Class1 ...........................    (65,936)     (8,739)            0
   C Class2 ...........................    (27,712)        (74)          N/A
                                         ---------  ----------     ---------
                                          (441,152) (1,246,291)     (819,364)
                                         ---------  ----------     ---------
Net increase (decrease) ...............  2,240,836     (74,107)     (536,838)
                                         =========  ==========     =========
----------------------
(1)  Commenced operations December 18, 1996.
(2)  Commenced operations May 26, 1997.

                                                        for tax-exempt income 35


Notes to Financial Statements Continued)
--------------------------------------------------------------------------------
6. Lines of Credit
The Funds have committed lines of credit for the following amounts:

   Tax-Free USA Fund ...............................  $19,500,000
   Tax-Free Insured Fund ...........................    2,400,000
   Tax-Free USA Intermediate Fund ..................      800,000
   National High Yield Municipal Bond Fund .........    3,000,000

No amounts were outstanding at August 31, 1998, or at any time during the period.

7. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The National High Yield Municipal Bond Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund, Inc.
Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Tax-Free Fund, Inc.

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund, Inc. (comprised of the Tax-Free USA Fund, Tax-Free Insured Fund, and Tax-Free USA Intermediate Fund) as of August 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Delaware Group Tax-Free Fund, Inc. at August 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 1998

36 for tax-exempt income

Voyageur Mutual Funds, Inc.
National High Yield Municipal Bond Fund
Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - National High Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of National High Yield Municipal Bond Fund (the "Fund") as of August 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the periods presented through December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 1998, and the results of its operations, the changes in its net assets and its financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 1998

This annual report is for the information of Tax-Free USA Fund, Tax-Free Insured Fund, Tax-Free USA Intermediate Fund and National High Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA
directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682



Photo of globes

When used with prospective investors, this report must be preceded or accompanied by a current Tax-Free USA Fund, Tax-Free Insured Fund, Tax-Free USA Intermediate Fund and National High Yield Municipal Bond Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1105)
AR-011[8/98]TKO10/98


Photo of globes



DELAWARE
INVESTMENTS
-----------
Philadelphia o London